SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [ ]
                         Pre-Effective Amendment No.                    [ ]
                       Post-Effective Amendment No. 6                   [X]

                                     and/or
     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [ ]
                              Amendment No. 13                          [X]
                        (Check appropriate box or boxes.)

                            Exact Name of Registrant:
                     IDS Life Variable Life Separate Account

                               Name of Depositor:
                           IDS LIFE INSURANCE COMPANY

          Address of Depositor's Principal Executive Offices, Zip Code
               Depositor's Telephone Number, including Area Code:

                           70100 AXP Financial Center
                              Minneapolis, MN 55474
                                 (800) 862-7919

                     Name and Address of Agent for Service:

                            Mary Ellyn Minenko, Esq.
                           IDS Life Insurance Company
                           50607 AXP Financial Center
                              Minneapolis, MN 55474

Approximate Date of Proposed Public Offering _____N/A__________________

It is proposed that this filing will become effective (check appropriate box)

     [ ]   immediately upon filing pursuant to paragraph (b)
     [ ]   on (date) pursuant to paragraph (b)
     [X]   60 days after filing pursuant to paragraph (a)(1)
     [ ]   on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

[Date]

American Express

Variable Universal Life IV

Variable Universal Life IV - Estate Series

INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

Issued by:        IDS Life Insurance Company (IDS Life)
                  70100 AXP Financial Center
                  Minneapolis, MN 55474
                  Phone: (800) 862-7919
                  Web site address: americanexpress.com

                  IDS Life Variable Life Separate Account

This prospectus contains information that you should know before investing in American Express Variable Universal Life IV (VUL IV) or American Express Variable Universal Life IV - Estate Series (VUL IV - ES). VUL IV - ES is a life insurance policy with an initial specified amount of $1,000,000.00 or more. All other policies are VUL IV policies. The information in this prospectus applies to both VUL IV - ES and VUL IV unless stated otherwise.

The purpose of each policy is to provide life insurance protection on the life of the insured and to potentially build policy value. Each policy is a long-term investment that provides a death benefit that we pay to the beneficiary upon the insured's death. You may direct your net premiums or transfers to:

o    A fixed account to which we credit interest.

o    Subaccounts that invest in underlying funds.

Prospectuses are available for the funds that are investment options under these policies. Please read all prospectuses carefully and keep them for future reference.

Please note that your investments in a policy and its underlying funds:

o    Are NOT deposits or obligations of a bank or financial institution;

o Are NOT insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and

o Are subject to risks including loss of the amount you invested and the policy ending without value.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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1  -- VUL IV/VUL IV-ES -- PROSPECTUS

Table of Contents

Policy Benefits and Risks..................................
      Policy Benefits......................................
      Policy Risks.........................................
      Fund Risks...........................................

Fee Tables.................................................
      Transaction Fees.....................................
      Charges Other Than Fund Operating Expenses...........
      Annual Operating Expenses of the Funds...............

Loads, Fees and Charges....................................
      Premium Expense Charge...............................
      Monthly Deduction....................................
      Surrender Charge.....................................
      Partial Surrender Charge.............................
      Mortality and Expense Risk Charge....................
      Transfer Charge......................................
      Annual Operating Expenses of the Funds...............
      Effects of Loads, Fees and Charges...................
      Other Information on Charges.........................

The Variable Account.......................................

The Funds..................................................
      Relationship Between Funds and Subaccounts...........
      Substitution of Investments..........................
      Voting Rights........................................

The Fixed Account..........................................

Purchasing Your Policy.....................................
      Application..........................................
      Premiums.............................................

Policy Value...............................................
      Fixed Account........................................
      Subaccounts..........................................

Keeping The Policy in Force................................
      Minimum Initial Premium Period.......................
      No Lapse Guarantees..................................
      Grace Period.........................................
      Reinstatement........................................
      Exchange Right.......................................

Proceeds Payable Upon Death................................
      Change in Death Benefit Option.......................
      Changes in Specified Amount..........................
      Misstatement of Age or Sex...........................
      Suicide..............................................
      Beneficiary..........................................

Transfers Between the Fixed Account and Subaccounts........
      Restrictions on Transfers............................
      Fixed Account Transfer Policies......................
      Minimum Transfer Amounts.............................
      Maximum Transfer Amounts.............................
      Maximum Number of Transfers Per Year.................
      Automated Transfers..................................
      Automated Dollar-Cost Averaging......................
      Asset Rebalancing....................................

Policy Loans...............................................
      Minimum Loan Amounts.................................
      Maximum Loan Amounts ................................
      Allocation of Loans to Accounts......................
      Repayments...........................................
      Overdue Interest.. ..................................
      Effect of Policy Loans...............................

Policy Surrenders
      Total Surrenders.....................................
      Partial Surrenders...................................

Two Ways to Request a Transfer, Loan or Surrender..........

Payment of Policy Proceeds.................................
      Payment Options......................................
      Deferral of Payments.................................

Federal Taxes..............................................
      IDS Life's Tax Status................................
      Taxation of Policy Proceeds..........................
      Modified Endowment Contracts.........................
      Other Tax Considerations.............................

Legal Proceedings..........................................

Policy Illustrations.......................................
      Understanding the Illustrations......................

Key Terms..................................................
Financial Statements.......................................

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2  -- VUL IV/VUL IV-ES -- PROSPECTUS

Policy Benefits and Risks

This summary describes the policy's important benefits and risks. The sections in the prospectus following this summary discuss the policy's benefits, risks and other provisions in more detail. For your convenience, we have defined certain words and phrases used in this prospectus in the "Key Terms" section.

POLICY BENEFITS
-------------------- ---------------------------------- -------------------------------------------------------------------
POLICY BENEFIT       WHAT IT MEANS                      HOW IT WORKS
-------------------- ---------------------------------- -------------------------------------------------------------------
Death Benefit        We will pay a benefit to the       The relationship between the policy value and the
                     beneficiary of the policy when     death benefit depends on which of two death benefit
                     the insured dies.  Before the      options you choose:
                     insured's  attained  insurance
                     age 100, your policy's  death      o    Option 1(level amount): The death benefit is the
                     benefit can never be less than          greater of the specified amount or a percentage
                     the specified amount unless you         of policy value.
                     change that amount or your policy
                     has outstanding indebtedness.      o    Option 2 (variable amount): The death benefit is
                                                             the greater of the specified amount plus the
                                                             policy value, or a percentage of policy value.

                                                        You may change the death benefit option or specified
                                                        amount within certain limits, but doing so generally
                                                        will affect policy charges.

                                                        On or after the insured's attained insurance age 100, the
                                                        death benefit will be the greater of:

                                                        o    the policy value on the date of the insured's
                                                             death minus any indebtedness on the date of the
                                                             insured's death; or

                                                        o    the policy value at the insured's attained
                                                             insurance age 100 minus any indebtedness on the
                                                             date of the insured's death.
-------------------- ---------------------------------- -------------------------------------------------------------------
Optional Insurance   You may add optional benefits to   Available riders you may add:
Benefits             your policy at an additional
                     cost, in the form of riders (if    o    Accelerated Benefit Rider for Terminal Illness
                     you meet certain requirements).         (ABRTI):  If the insured is terminally ill and death is
                     The amounts of these benefits do        expected to occur within six months, the rider provides
                     not vary with investment                that you can withdraw a portion of the death benefit
                     experience of the variable              prior to death. This rider is not available in all
                     account. Certain restrictions           states.
                     apply and are clearly described
                     in the applicable rider.           o    Accidental Death Benefit Rider (ADB):  ADB provides
                                                             an additional death benefit if the insured's death is
                                                             caused by accidental injury.

                                                        o    Automatic Increase Benefit Rider (AIB): AIB provides an
                                                             increase  in  the  specified  amount  at  a  designated
                                                             percentage on each policy  anniversary  until insured's
                                                             attained insurance age 65.

                                                        o    Base Insured  Rider (BIR):  BIR provides an  additional
                                                             level adjustable death benefit on the base insured.

                                                        o    Children's  Insurance  Rider (CIR):  CIR provides level
                                                             term coverage on each eligible child.

                                                        o    Other  Insured  Rider  (OIR):  OIR  provides  a  level,
                                                             adjustable  death  benefit  on the  life of each  other
                                                             insured covered.

                                                        o    Waiver of Monthly Deduction Rider (WMD):  Under WMD, we
                                                             will waive the monthly deduction if the insured becomes
                                                             totally disabled.
-------------------- ---------------------------------- -------------------------------------------------------------------

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3  -- VUL IV/VUL IV-ES -- PROSPECTUS

-------------------- ---------------------------------- ---------------------------------------------------------------
Minimum Initial      Your policy will not lapse (end    Minimum Initial Guarantee Period: A period of the first five
Guarantee Period     without value) if the Minimum      policy years during which you may choose to pay the minimum
and No-Lapse         Initial Guarantee Period or an     initial premium as long as the policy value minus
Guarantees (NLG)     NLG is in effect, even if the      indebtedness equals or exceeds the monthly deduction.
                     cash surrender value is less
                     than the amount needed to pay      No Lapse Guarantees:  Each policy has the following two NLG
                     the monthly deduction.             options which remain in effect if you meet certain premium requirements and indebtedness does not exceed the policy
                                                        value minus surrender charges:

                                                        o    No Lapse  Guarantee To Age 70 (NLG-70)  guarantees  the
                                                             policy  will not lapse  before the  insured's  attained
                                                             insurance age 70 (or 10 years, if later).

                                                        o    No Lapse Guarantee To Age 100 (NLG-100)  guarantees the
                                                             policy  will not lapse  before the  insured's  attained
                                                             insurance age 100.
-------------------- ---------------------------------- ---------------------------------------------------------------
Flexible Premiums    You choose when to pay premiums    When you apply for your policy, you state how much you intend
                     and how much premium to pay.       to pay and whether you will pay quarterly, semiannually or annually. You may also make additional,  unscheduled premium payments subject to certain limits.  You cannot make premium payments on or after the  insured's  attained  insurance age
                                                        100.  We may  refuse  premiums  in order to comply  with the
                                                        Code. Although you have flexibility in paying premiums,  the amount and frequency of your payments will affect the policy value,  cash  surrender  value  and the  length of time your policy will remain in force as well as affect whether an NLG remains in effect.
-------------------- ---------------------------------- ---------------------------------------------------------------
Right to Examine     You may return your policy for     You may mail or deliver the policy to IDS Life's home office
Your Policy ("Free   any reason and receive a full      or to your financial advisor with a written request for
Look")               refund of all premiums paid.       cancellation by the 10th day after you receive it (15th day in Colorado, 20th day in Idaho and North Dakota). On the date your  request is  postmarked  or  received,  the policy will immediately be considered void from the start.
-------------------- ---------------------------------- ---------------------------------------------------------------
Exchange Right       For two years after the policy     Because the policy itself offers a fixed return option, all
                     is issued, you can exchange it     you need to do is transfer all of the policy value in the
                     for one that provides benefits     subaccounts to the fixed account. State restrictions may
                     that do not vary with the          apply.
                     investment return of the
                     subaccounts.
-------------------- ---------------------------------- ---------------------------------------------------------------
Investment Choices   You may direct your net            o    Under the Variable Account your policy's value may
                     premiums or transfer your               increase or decrease daily, depending on the
                     policy's value to:                      investment to: return. No minimum amount is guaranteed.

                     o    The Variable Account          o    The Fixed Account earns interest rates that we
                          which consists of                  adjust periodically. This rate will never be lower than
                          subaccounts, each of which         4.00%.
                          invests in a fund with a
                          particular investment
                          objective; or

                     o    The Fixed Account which is
                          our general investment
                          account.
-------------------- ---------------------------------- ---------------------------------------------------------------

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4  -- VUL IV/VUL IV-ES -- PROSPECTUS

-------------------- ---------------------------------- ---------------------------------------------------------------
Surrenders           You may cancel the policy while    The cash surrender value is the policy value minus
                     it is in force and receive its     indebtedness minus any applicable surrender charges. Partial
                     cash surrender value or take a     surrenders are available within certain limits for a fee.
                     partial surrender out of your
                     policy.
-------------------- ---------------------------------- ---------------------------------------------------------------
Loans                You may borrow against your        Your policy secures the loan.
                     policy's cash surrender value.
-------------------- ---------------------------------- ---------------------------------------------------------------
Transfers            You may transfer your policy's     You may, at no charge, transfer policy value from one
                     value.                             subaccount to another or between subaccounts and the fixed account.  (Certain restrictions apply to transfers involving the  fixed  account.)You  can  also  arrange  for  automated transfers among the fixed account and subaccounts.
-------------------- ---------------------------------- ---------------------------------------------------------------

POLICY RISKS
-------------------- ---------------------------------- ---------------------------------------------------------------
POLICY RISK          WHAT IT MEANS                      WHAT CAN HAPPEN
-------------------- ---------------------------------- ---------------------------------------------------------------
Investment Risk      You direct your net premiums
                     or transfer your policy's          o    You can lose cash values due to adverse investment
                     value to a subaccount that              experience. No minimum amount is guaranteed under the
                     drops in value.                         subaccounts of the variable account.

                                                        o    Your death benefit under Option 2 may be lower due to
                                                             adverse investment experience.

                                                        o    Your policy could lapse due to adverse investment
                                                             experience if neither the Minimum Initial Premium
                                                             Period nor an NLG is in effect and you do not pay
                                                             premium needed to maintain coverage.

                     You transfer your policy's value   o    The value of the subaccount from which you
                     between subaccounts.                    transferred could increase while the value of the
                                                             subaccount to which you transferred could decrease.
-------------------- ---------------------------------- ---------------------------------------------------------------
Risk of Limited      The policy is not suitable as a    o    If you are unable to afford the premiums needed to
Policy Values        in short-term investment.               keep the policy in force for a long period of time, your
Early Years                                                  policy could lapse with no value.

                     Your policy has little or no       o    Surrender charges significantly reduce policy value
                     cash surrender value in the             during the first five policy years. Poor investment
                     early policy years.                     performance can also significantly reduce policy values.
                                                             During early policy years the cash surrender value may
                                                             be less than the premiums you pay for the policy.

                     Your ability to take partial       o    You cannot take partial surrenders during the first
                     surrenders is limited.                  policy year.
-------------------- ---------------------------------- ---------------------------------------------------------------

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5  -- VUL IV/VUL IV-ES -- PROSPECTUS

-------------------- ---------------------------------- ---------------------------------------------------------------
Lapse Risk           You do not pay the premiums        o    We will not pay a death benefit if your policy
                     needed to maintain coverage.            lapses.

                     Your policy may lapse due to       o    Surrender charges affect the surrender value, which
                     surrender charges.                      is a measure we use to determine whether your contract
                                                             will enter a grace period (and possibly lapse). A
                                                             partial surrender will reduce the policy value, death
                                                             benefit and may terminate any of the NLG options.

                     You take a loan against your       o    Taking a loan increases the risk that your policy
                     policy.                                 will lapse, will have a permanent effect on the
                                                             policy value, will reduce the death benefit and may
                                                             terminate any NLGs.

                     Your policy can lapse due to poor  o    Your policy could lapse due to adverse investment experience
                     investment performance.                 if neither Minimum Initial Guarantee Period nor an NLG is
                                                             in effect and you do not pay premium needed to maintain coverage.
-------------------- ---------------------------------- ---------------------------------------------------------------
Exchange /           You drop another policy to buy     o    You may pay surrender charges on the policy you drop.
Replacement Risk     this one.
                                                        o    This policy has surrender charges which may extend
                                                             beyond those in the policy you drop.

                                                        o    You will be subject to new incontestability
                                                             and suicide periods.

                                                        o    You may be in a higher insurance risk rating
                                                             category now and you may pay higher premiums.

                     You use cash values or dividends   o    If you borrow from another policy to buy this one,
                     from another policy to buy this         the loan reduces the death benefit on the other policy.
                     one.                                    If you fail to repay the loan and accrued interest, you
                                                             could lose the other coverage and you may be subject
                                                             to income tax if the policy ends with a loan against
                                                             it.

                                                        o    The exchange may have adverse tax consequences.
-------------------- ---------------------------------- ---------------------------------------------------------------
Tax Risk             Congress may change current tax    o    You could lose any or all of the specific federal
                     law at any time.                        income tax attributes and benefits of life insurance
                                                             policies including tax deferred accrual of cash values
                     The Internal Revenue Service            and income tax free death benefits.
                     (IRS) may change how it
                     interprets tax law.

                     The policy fails to qualify as     o    Increases in cash value are taxable as ordinary income.
                     life insurance for federal              Your beneficiary may have to pay income tax on
                     income tax                              purposes. part of the death benefit.

                     Certain changes you make to the    o    Cash values taken from or assigned under a modified
                     policy may cause it to become a         endowment contract before the owner's age 59 1/2 will be
                     "modified endowment contract"           subject to a 10.00% penalty tax in most cases.
                     for federal income tax purposes.

                     The IRS determines that you, not   o    You may be taxed on the income of each subaccount to
                     the Variable Account, are the           the extent of your investment.
                     owner of the fund shares
                     held by our Variable Account.

                     You buy this policy to fund a      o    The tax deferred accrual of cash values provided by
                     tax-deferred retirement plan.           the policy is unnecessary because tax deferral is
                                                             provided by the tax-deferred retirement plan.
-------------------- ---------------------------------- ---------------------------------------------------------------

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6  -- VUL IV/VUL IV-ES -- PROSPECTUS

Variable life insurance is complex. Before you invest, be sure to ask your sales representative about the policy's features, benefits, risks and fees, and whether it is appropriate for you based upon your financial situation and objectives. Your sales representative may be authorized to offer you several different variable life insurance policies in addition to those described in this prospectus. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the policy. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different among the policies. Be sure to ask your sales representative about all the options that are available to you.

FUND RISKS

A comprehensive discussion of the risks of each portfolio in which the subaccounts invest may be found in each fund's prospectus. Please refer to the prospectuses for the funds for more information. The investment managers and advisers cannot guarantee that the funds will meet their investment objectives.

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7  -- VUL IV/VUL IV-ES -- PROSPECTUS

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy or transfer cash value between investment options.

TRANSACTION FEES
                                             ---------------------------------------------------------------
                                                                    AMOUNT DEDUCTED
-------------------- ------------------------- ---------------------------- --------------------------------
CHARGE               WHEN CHARGE IS DEDUCTED             VUL IV                       VUL IV - ES
-------------------- ------------------------- ---------------------------- --------------------------------
Premium Expense      When you pay premium.     5.00% of each premium        5.00% of each premium payment.
Charge                                         payment.
-------------------- ------------------------- ---------------------------- --------------------------------
Surrender Charge*    When you surrender your   Rate per $1,000.00 of        Rate per $1,000.00 of initial
                     policy for its full       initial specified amount:    specified amount:
                     cash surrender value,
                     or the policy lapses,     Minimum: $5.11 - Female,     Minimum: $5.11 - Female,
                     during the first ten      Standard, Age 1              Standard, Age 1
                     years and for ten years
                     after requesting an       Maximum: $47.51 - Male,      Maximum: $47.51 - Male,
                     increase in the           Smoker, Age 85               Smoker, Age 85
                     specified amount.
                                               Representative Insured:      Representative Insured: $9.01
                                               $9.01 - Male, Preferred      - Male, Preferred Nonsmoker,
                                               Nonsmoker, Age 35            Age 35
-------------------- ------------------------- ---------------------------- --------------------------------
Partial Surrender    When you surrender part   The lesser of:               The lesser of:
Fee                  of the value of your
                     policy.                   o  $25.00; or                o   $25.00; or

                                               o  2.00% of the              o   2.00% of the amount
                                                  amount surrendered.           surrendered.
-------------------- ------------------------- ---------------------------- --------------------------------
Transfer Charge      If we impose a limit of   Maximum: Up to $25.00 per    Maximum: Up to $25.00 per
                     five transfers per year   transfer in excess of five.  transfer in excess of five.
                     by mail or phone per
                     policy year.              Current: No charge.          Current: No charge.
-------------------- ------------------------- ---------------------------- --------------------------------
Fees for express     When we pay policy        o  $15.00 - United States    o  $15.00 - United States
mail and wire        proceeds by express
transfers of loan    mail or wire transfer.    o  $30.00 - International    o  $30.00 - International
payments and
surrenders
-------------------- ------------------------- ---------------------------- --------------------------------

* This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or IDS Life at the address or phone number shown on the first page of this prospectus.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including fund fees and expenses.

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8  -- VUL IV/VUL IV-ES -- PROSPECTUS

CHARGES OTHER THAN FUND OPERATING EXPENSES

                                             ---------------------------------------------------------------
                                                                    AMOUNT DEDUCTED
-------------------- ------------------------- ---------------------------- --------------------------------
CHARGE               WHEN CHARGE IS DEDUCTED             VUL IV                       VUL IV - ES
-------------------- ------------------------- ---------------------------- --------------------------------
Cost of Insurance    Monthly.                  Monthly rate per $1,000.00   Monthly rate per $1,000.00 of
Charges*                                       of net amount at risk:       net amount at risk:

                                               Minimum: $0.06 - Female,     Minimum: $0.06 - Female,
                                               Standard, Age 10             Standard, Age 10

                                               Maximum: $83.33 - Male,      Maximum: $83.33 - Male,
                                               Smoker, Age 99               Smoker, Age 99

                                               Representative Insured:      Representative Insured: $0.14-
                                               $0.14 - Male, Preferred      Male, Preferred Nonsmoker, Age
                                               Nonsmoker, Age 35            35
-------------------- ------------------------- ---------------------------- --------------------------------
Policy Fee           Monthly.                  Guaranteed: $7.50 per        Guaranteed: $7.50 per month.
                                               month.

                                               Current:                     Current: $0.00 per month.

                                               $7.50 per month for
                                               initial specified amounts
                                               below $250,000.00, and

                                               $0.00 per month for
                                               initial specified amounts
                                               of $250,000.00 and above.
-------------------- ------------------------- ---------------------------- --------------------------------
Mortality and        Daily                     Guaranteed:  0.90% of the    Guaranteed: 0.90% of the
Expense Risk Charge                            average daily net asset      average daily net asset value
                                               value of the subaccounts     of the subaccounts for all
                                               for all policy years.        policy years.

                                               Current:                     Current:

                                               o    0.90% for policy        o    0.90% for policy
                                                    years 1-10;                  years 1-10;

                                               o    0.45% for policy        o    0.30% for policy
                                                    years 11-20; and             years 11-20; and

                                               o    0.30% for policy        o    0.20% for policy
                                                    years 21 and after.          years 21 and after.
-------------------- ------------------------- ---------------------------- --------------------------------
Interest Rate on     Charged daily and due     Guaranteed: 6.00% per year.  Guaranteed: 6.00% per year.
Loans                at the end of the
                     policy year               Current:                     Current:

                                               o    6.00% for policy        o    6.00% for policy
                                                    years 1-10;                  years 1-10;

                                               o    4.00% for policy        o    4.00% for policy
                                                    years 21 and after.          years 21 and after.
-------------------- ------------------------- ---------------------------- --------------------------------

* This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or IDS Life at the address or phone number shown on the first page of this prospectus.

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9  -- VUL IV/VUL IV-ES -- PROSPECTUS

--------------------------------------------------------------------------------------------------------------------------
CHARGES FOR OPTIONAL INSURANCE BENEFITS
------------------------- ---------------------------- --------------------------------- ---------------------------------
Accelerated Benefit       No charge.                   No charge.                        No charge.
Rider for Terminal
Illness (ABRTI)
------------------------- ---------------------------- --------------------------------- ---------------------------------
Accidental Death          Monthly.                     Monthly rate per $1,000.00 of     Monthly rate per $1,000.00 of
Benefit Rider (ADB)*                                   accidental death benefit amount:  accidental death benefit amount:

                                                       Minimum: $0.04 - Female, Age 5    Minimum: $0.04 - Female, Age 5

                                                       Maximum: $0.16 - Male, Age 69     Maximum: $0.16 - Male, Age 69

                                                       Representative Insured: $0.08 -   Representative Insured: $0.08 -
                                                       Male, Preferred Nonsmoker, Age    Male, Preferred Nonsmoker, Age
                                                       35                                35
------------------------- ---------------------------- --------------------------------- ---------------------------------
Automatic Increase        No charge.                   No charge for this rider,         No charge for this rider,
                                                       however, the additional insurance however, the additional insurance added by the rider is subject to  added by the rider is subject to
                                                       monthly cost of insurance         monthly cost of insurance
                                                       charges.                          charges.
Benefit Rider (AIB)
------------------------- ---------------------------- --------------------------------- ---------------------------------
Base Insured Rider (BIR)  Monthly.                     Monthly rate per $1,000.00 of     Monthly rate per $1,000.00 of
                                                       base insured rider specified      base insured rider specified
                                                       amount:                           amount:

                                                       Minimum: $0.06 - Female,          Minimum: $0.06 - Female,
                                                       Standard, Age 10                  Standard, Age 10

                                                       Maximum: $83.33 - Male, Smoker,   Maximum: $83.33 - Male, Smoker,
                                                       Age 99                            Age 99

                                                       Representative Insured: $0.14 -   Representative Insured: $0.14 -
                                                       Male, Preferred Nonsmoker, Age    Male, Preferred Nonsmoker, Age
                                                       35                                35
------------------------- ---------------------------- --------------------------------- ---------------------------------
Children's Insurance      Monthly.                     Monthly rate per $1,000.00 of     Monthly rate per $1,000.00 of
Rider (CIR)                                            CIR specified amount:             CIR specified amount:

                                                       $0.58                             $0.58
------------------------- ---------------------------- --------------------------------- ---------------------------------

* This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or IDS Life at the address or phone number shown on the first page of this prospectus.

----------------------------------------------------------------------------
10  -- VUL IV/VUL IV-ES -- PROSPECTUS

------------------------- ---------------------------- --------------------------------- ---------------------------------
Other Insured Rider       Monthly.                     Monthly rate per $1,000.00.00     Monthly rate per $1,000.00 of
(OIR)*                                                 of OIR specified amount:          OIR specified amount:

                                                       Minimum: $0.06 - Female,          Minimum: $0.06 - Female,
                                                       Standard, Age 10                  Standard, Age 10

                                                       Maximum: $83.33 - Male, Smoker,   Maximum: $83.33 - Male, Smoker,
                                                       Age 99                            Age 99

                                                       Representative Insured: $0.14 -   Representative Insured: $0.14 -
                                                       Male, Preferred Nonsmoker, Age    Male, Preferred Nonsmoker, Age
                                                       35                                35
------------------------- ---------------------------- --------------------------------- ---------------------------------
Waiver of Monthly         Monthly.                     Monthly rate per $1,000.00 of     Monthly rate per $1,000.00 of
Deduction Rider (WMD)                                  net amount at risk plus the       net amount at risk plus the
                                                       base insured rider specified      base insured rider specified
                                                       amount and the other insured      amount and the other insured
                                                       rider specified amounts if        rider specified amounts if
                                                       applicable:                       applicable:

                                                       Minimum: $0.01 - Female,          Minimum: $0.01 - Female,
                                                       Standard, Age 5                   Standard, Age 5

                                                       Maximum: $0.28 - Male, Smoker,    Maximum: $0.28 - Male, Smoker,
                                                       Age 59                            Age 59

                                                       Representative Insured: $0.02 -   Representative Insured: $0.02 -
                                                       Male, Preferred Nonsmoker, Age    Male, Preferred Nonsmoker, Age
                                                       35                                35
------------------------- ---------------------------- --------------------------------- ---------------------------------

* This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or IDS Life at the address or phone number shown on the first page of this prospectus.

ANNUAL OPERATING EXPENSES OF THE FUNDS

The next two tables describe the operating expenses of the funds. The first item shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the policy. The second table shows the actual fees and expenses charged by each fund for the end of the last fiscal year. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.


--------------------------------- ------------------- ----------------------
                                  MINIMUM             MAXIMUM
--------------------------------- ------------------- ----------------------
Total Annual Fund Operating
Expenses (including management
fees, distribution [service]
(12b-1) fees and/or other
expenses
--------------------------------- ------------------- ----------------------

----------------------------------------------------------------------------
11  -- VUL IV/VUL IV-ES -- PROSPECTUS

Annual operating expenses of the funds (expenses that are deducted from fund assets, before fee waivers and/or expense reimbursements, as a percentage of average daily net assets)
                                                                           Management        12b-1      Other
                                                                              fees           fees     expenses       Total
AXP(R) Variable Portfolio -
    Blue Chip Advantage Fund                                                    %              %          %            %
    Bond Fund
    Capital Resource Fund
    Cash Management Fund
    Diversified Equity Income Fund
    Emerging Markets Fund
    Equity Select Fund
    Extra Income Fund
    Federal Income Fund
    Global Bond Fund
    Growth Fund
    International Fund
    Managed Fund
    New Dimensions Fund(R)
    Partners Small Cap Value Fund
    S&P 500 Index Fund
    Small Cap Advantage Fund
    Stock Fund
    Strategy Aggressive Fund
AIM V.I.
    Capital Appreciation Fund, Series II Shares
    Capital Development Fund, Series II Shares
Alliance VP
    AllianceBernstein International Value Portfolio (Class B)
    Growth and Income Portfolio (Class B)
American Century(R) Variable Portfolios, Inc.
    VP International, Class II
    VP Value, Class II
Calvert Variable Series, Inc.
    Social Balanced Portfolio
Evergreen VA
    Capital Growth Fund, Class L Shares
Fidelity(R) VIP
    Growth & Income Portfolio Service Class 2
    Mid Cap Portfolio Service Class 2
    Overseas Portfolio Service Class 2

----------------------------------------------------------------------------
12  -- VUL IV/VUL IV-ES -- PROSPECTUS

FTVIPT
    Franklin Real Estate Fund - Class 2
    Franklin Small Cap Value Securities Fund - Class 2
    (previously FTVIPT Franklin Value Securities Fund - Class 2)
    Mutual Shares Securities Fund - Class 2
Goldman Sachs VIT
    CORE(SM) U.S. Equity Fund
    Mid Cap Value Fund
INVESCO VIF
    Dynamics Fund
    Financial Services Fund
    Technology Fund
    Telecommunications Fund
Janus Aspen Series
    Global Technology Portfolio: Service Shares
    International Growth Portfolio: Service Shares
Lazard Retirement Series
    International Equity Portfolio
MFS(R)
    Investors Growth Stock Series - Service Class
    New Discovery Series - Service Class
    Utilities Series - Service Class
Pioneer VCT
    Pioneer Equity Income VCT Portfolio - Class II Shares
    Pioneer Europe VCT Portfolio - Class II Shares
Putnam Variable Trust
    Putnam VT Health Sciences Fund - Class IB Shares
    Putnam VT International Growth Fund - Class IB Shares
    Putnam VT Vista Fund - Class IB Shares
Strong Funds
    Strong Opportunity Fund II - Advisor Class
Wanger
    International Small Cap
    U.S. Smaller Companies
    (previously Wanger U.S. Small Cap)
Wells Fargo VT
    Asset Allocation Fund
    International Equity Fund
    Small Cap Growth Fund

IDS Life has entered into certain arrangements under which it is compensated by the funds' advisers and/or distributors for the administrative services it provides to these funds.

----------------------------------------------------------------------------
13  -- VUL IV/VUL IV-ES -- PROSPECTUS

Loads, Fees and Charges

Policy charges primarily compensate us for:

o    providing the insurance benefits
     of the policy;

o    issuing the policy;

o    administering the policy;

o    assuming certain risks in
     connection with the policy; and

o    distributing the policy.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses. We may profit from one or more of the charges we collect under the policy. We may use these profits for any corporate purpose.

PREMIUM EXPENSE CHARGE

We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the net premium, to the accounts you have selected. The premium expense charge is 5.00% of each premium payment. The premium expense charge, in part, compensates us for expenses of distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature. It also may compensate us for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies. All policies in all states are charged the same premium expense charge even though state premium taxes vary and some states may not impose any tax on premiums we receive.

MONTHLY DEDUCTION

On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:

1.   the cost of insurance for the policy month;

2.   the policy fee shown in your policy; and

3. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the three components below.

You specify, in your policy application, what percentage of the monthly deduction from 0.00% to 100.00% you want us to take from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by writing to us.

We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:

o you do not specify the accounts from which you want us to take the monthly deduction, or

o the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.

If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if an NLG is in effect or the Minimum Initial Guarantee Period is in effect and the premium payment requirements have been met. (See "No Lapse Guarantee, " "Minimum Initial Guarantee Period," "Grace Period" and "Reinstatement.")

Components of the monthly deduction:

1. Cost of Insurance: primarily, this is the cost of providing the death benefit under your policy. It depends on:

o    the amount of the death benefit;

o    the policy value; and

o    the statistical risk that the insured will die in a given period.

The cost of insurance for a policy month is calculated as: [a x (b - c)] + d where:

----------------------------------------------------------------------------
14  -- VUL IV/VUL IV-ES -- PROSPECTUS

(a) is the monthly cost of insurance rate based on the insured's insurance age, duration, sex (unless unisex rates are required by law) and risk classification. Generally, the cost of insurance rate will increase as the insured's attained insurance age increases.

We set the rates based on our expectations as to future mortality experience. Our current monthly cost of insurance rates are less than the maximum monthly cost of insurance rates guaranteed. We reserve the right to change rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables, Age Last Birthday.

(b) is the death benefit on the monthly date divided by 1.0032737 (which reduces our net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.00%).

(c) is the policy value on the monthly date. At this point, the policy value has been reduced by the policy fee and any charges for optional riders.

(d) is any flat extra insurance charges we assess as a result of special underwriting considerations.

2. Policy fee: $7.50 per month for initial specified amounts below $250,000.00 and $0.00 per month for initial specified amounts of $250,000.00 and above for VUL IV; $0.00 per month for VUL IV - ES. This charge primarily reimburses us for expenses of issuing the policy, such as processing the application (mostly underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners. We reserve the right to change the charge in the future, but guarantee that it will never exceed $7.50 per month for either policy.

3. Optional insurance benefit charges: charges for any optional benefits you add to the policy by rider. (See "Fee Tables.")

Note for Montana residents: Please disregard all policy provisions in this prospectus that are based on the sex of the insured. The policy will be issued on a unisex basis. Also disregard references to mortality tables; the tables will be replaced with an 80.00% male, 20.00% female blend of the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables, Age Last Birthday.

SURRENDER CHARGE

If you surrender your policy or the policy lapses during the first 10 policy years and in the 10 years following an increase in specified amount, we will reduce your policy value, minus indebtedness, by the applicable surrender charge.

The surrender charge primarily reimburses us for costs of issuing the policy, such as processing the application (mostly underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.

The maximum surrender charge for the initial specified amount is shown in your policy. It is based on the insured's insurance age, sex, risk classification and initial specified amount. The maximum surrender charge for the initial specified amount will remain level during the first five policy years and then decrease monthly until it is zero at the end of ten policy years. If you increase the specified amount, an additional maximum surrender charge will apply. We will show the additional maximum surrender charge in a revised policy. It will be based on the insured's attained insurance age, sex, risk classification and the amount of the increase. It will remain level during the first five years following the effective date of the increase and then decrease monthly until it is zero at the end of the tenth year following the increase.

The following example illustrates how we calculate the maximum surrender charge for a male, insurance age 35 qualifying for nonsmoker rates. We assume the specified amount to be $100,000.

      Lapse or surrender
     at beginning of year            Surrender charge
              1                            $901.00
              2                             901.00
              3                             901.00
              4                             901.00
              5                             901.00
              6                             901.00
              7                             720.80
              8                             540.60
              9                             360.40
             10                             180.20
             11                               0.00

From the beginning of year six to the end of year ten, the amounts shown decrease on a monthly basis.

PARTIAL SURRENDER CHARGE

If you surrender part of the value of your policy, we will charge you $25.00 (or 2.00% of the amount surrendered, if less.) We guarantee that this fee will not increase for the duration of your policy.

----------------------------------------------------------------------------
15  -- VUL IV/VUL IV-ES -- PROSPECTUS

MORTALITY AND EXPENSE RISK CHARGE

We deduct this charge from the subaccounts. It is equal, on an annual basis, to 0.90% of the average daily net asset value of the subaccounts for the first 10 policy years. For years 11-20 this charge equals 0.45% for VUL IV and 0.30% for VUL IV - ES. For years 21 and after, this charge equals 0.30% for VUL IV and 0.20% for VUL IV - ES. We reserve the right to charge up to 0.90% for both VUL IV and VUL IV - ES for all policy years. Computed daily, the charge primarily compensates us for:

o Mortality risk -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

o Expense risk -- the risk that the policy fee and the surrender charge (described above) may be insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to us for any corporate purpose including, among others, payment of sales and distribution expenses.

TRANSFER CHARGE

We reserve the right to limit transfers by mail or phone to five per policy year. If we allow more than five transfers by mail or phone per policy year, we also reserve the right to assess a fee for each transfer in excess of five made by mail or phone. We guarantee that this fee will not exceed $25.00 per transfer for the duration of your policy.

ANNUAL OPERATING EXPENSES OF THE FUNDS
Any applicable management fees, 12b-1 fees and other expenses of the funds are deducted from, and paid out of, the assets of the funds as described in each fund's prospectus.

EFFECT OF LOADS, FEES AND CHARGES
Your death benefits, policy values and cash surrender values may fluctuate due to an increase or decrease in the following charges:

o    cost of insurance charges;

o    surrender charges;

o    cost of optional insurance benefits;

o    policy fees;

o    mortality and expense risk charges; and

o annual operating expenses of the funds, including management fees, 12b-1 fees and other expenses.

In addition, your death benefits, policy values and cash surrender values may change daily as a result of the investment experience of the subaccounts.

OTHER INFORMATION ON CHARGES

We may reduce or eliminate various fees and charges on a basis that is fair and reasonable and applies to all policy owners in the same class. We may do this for example when we incur lower sales costs and/or perform fewer administrative services than usual.

The Variable Account

The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. Income, gains and losses of each subaccount are credited to or charged against the assets of that subaccount alone. Therefore, the investment performance of each subaccount is independent of the investment performance of our company assets. We will not charge a subaccount with the liabilities of any other subaccount or with the liabilities of any other business we conduct. We are obligated to pay all amounts promised to you under the policies.

----------------------------------------------------------------------------
16  -- VUL IV/VUL IV-ES -- PROSPECTUS

The Funds

You can direct your net premiums and transfers to any or all of the subaccounts of the variable account that invest in shares of the following funds:

--------------- ------------------- ---------------------------------------------------- ---------------------------------
Subaccount      Investing In        Investment Objectives and Policies                   Investment Adviser or Manager
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FBC             AXP(R) Variable     Objective: long-term total return exceeding that     IDS Life, investment manager;
                Portfolio -  Blue   of the U.S. stock market. Invests primarily in       American Express Financial
                Chip Advantage      blue chip stocks. Blue chip stocks are issued by     Corporation (AEFC), investment
                Fund                companies with a market capitalization of at least   adviser.
                                    $1 billion, an established management, a
                                    history of consistent earnings and a leading
                                    position within their respective industries.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FBD             AXP(R) Variable     Objective: high level of current income while        IDS Life, investment manager;
                Portfolio - Bond    conserving the value of the investment and           AEFC, investment adviser.
                Fund                continuing a high level of income for the longest
                                    time period. Invests primarily in bonds and other
                                    debt obligations.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FCR             AXP(R) Variable     Objective: capital appreciation. Invests primarily   IDS Life, investment manager;
                Portfolio -         in U.S. common stocks and other securities           AEFC, investment adviser.
                Capital Resource    convertible into common stocks.
                                    Fund
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FCM             AXP(R) Variable     Objective: maximum current income consistent with    IDS Life, investment manager;
                Portfolio -  Cash   liquidity and stability of principal. Invests        AEFC, investment adviser.
                Management Fund     primarily in money market securities.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FDE             AXP(R) Variable     Objective: a high level of current income and, as    IDS Life, investment manager;
                Portfolio -         a secondary goal, steady growth of capital.          AEFC, investment adviser.
                Diversified         Invests primarily in dividend-paying common and
                Equity  Income      preferred stocks.
                                    Fund
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FEM             AXP(R) Variable     Objective: long-term capital growth. Invests         IDS Life, investment manager;
                Portfolio -         primarily in equity securities of companies in       AEFC, investment adviser;
                Emerging Markets    emerging market countries.                           American Express Asset
                Fund                                                                     Management International,
                                                                                         Inc.,  a wholly-owned
                                                                                         subsidiary of AEFC, is the
                                                                                         sub-adviser.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FES             AXP(R) Variable     Objective: growth of capital. Invests primarily in   IDS Life, investment manager;
                Portfolio -         equity securities of medium-sized companies.         AEFC, investment adviser.
                Equity Select Fund
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FEX             AXP(R) Variable     Objective: high current income, with capital         IDS Life, investment manager;
                Portfolio - Extra   growth as a secondary objective. Invests primarily   AEFC, investment adviser.
                Income Fund         in high-yielding, high-risk corporate bonds (junk
                                    bonds) issued by U.S. and foreign companies
                                    and governments.
--------------- ------------------- ---------------------------------------------------- ---------------------------------

----------------------------------------------------------------------------
17  -- VUL IV/VUL IV-ES -- PROSPECTUS

--------------- ------------------- ---------------------------------------------------- ---------------------------------
FFI             AXP(R) Variable     Objective: a high level of current income and        IDS Life, investment manager;
                Portfolio -         safety of principal consistent with an investment    AEFC, investment adviser.
                Federal Income      in U.S. government and government agency
                Fund                securities. Invests primarily in debt obligations
                                    issued or guaranteed as to principal and interest
                                    by the U.S. government, its agencies or
                                    instrumentalities.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FGB             AXP(R) Variable     Objective: high total return through income and      IDS Life, investment manager;
                Portfolio -         growth of capital. Non-diversified fund that         AEFC, investment adviser.
                Global Bond Fund    invests primarily in debt obligations of U.S. and
                                    foreign issuers.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FGR             AXP(R) Variable     Objective: long-term capital growth. Invests         IDS Life, investment manager;
                Portfolio -         primarily in common stocks and securities            AEFC, investment adviser.
                Growth Fund         convertible into common stocks that appear to
                                    offer growth opportunities.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FIE             AXP(R) Variable     Objective: capital appreciation. Invests primarily   IDS Life, investment manager;
                Portfolio -         in common stocks or convertible securities of        AEFC, investment adviser.
                International Fund  foreign issuers that offer strong growth potential.  American Express Asset
                                                                                         Management International, Inc.,
                                                                                         a wholly-owned subsidiary of
                                                                                         AEFC,  is the sub-adviser.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FMF             AXP(R) Variable     Objective: maximum total investment return through   IDS Life, investment manager;
                Portfolio -         a combination of capital growth and current          AEFC, investment adviser.
                Managed Fund        income. Invests primarily in a combination of
                                    common and preferred stocks, convertible
                                    securities, bonds and other debt securities.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FND             AXP(R) Variable     Objective: long-term growth of capital. Invests      IDS Life, investment manager;
                Portfolio -  New    primarily in common stocks showing potential for     AEFC, investment adviser.
                Dimensions Fund(R)  significant growth.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FPS             AXP(R) Variable     Objective: long term capital appreciation.           IDS Life, investment manager;
                Portfolio -         Non-diversified fund that invests primarily in       AEFC, investment adviser;
                Partners Small      equity securities.                                   Royce & Associates, LLC, Third
                Cap  Value Fund                                                          Avenue Management LLC and
                                                                                         National City Investment
                                                                                         Management Company,
                                                                                         sub-advisers.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FIV             AXP(R) Variable     Objective: long-term capital appreciation.           IDS Life, investment manager;
                Portfolio -  S&P    Non-diversified fund that invests primarily in       AEFC, investment adviser.
                500 Index Fund      securities that are expected to provide investment
                                    results that correspond to the performance of the
                                    S&P 500 Index.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FSM             AXP(R) Variable     Objective: long-term capital growth. Invests         IDS Life, investment manager;
                Portfolio - Small   primarily in equity stocks of small companies that   AEFC, investment adviser;
                Cap Advantage Fund  are often included in the Russell 2000 Index         Kenwood Capital Management LLC,
                                    and/or have market capitalization under  $2          sub-adviser.
                                    billion.
--------------- ------------------- ---------------------------------------------------- ---------------------------------

----------------------------------------------------------------------------
18 -- VUL IV/VUL IV-ES -- PROSPECTUS

--------------- ------------------- ---------------------------------------------------- ---------------------------------
FST             AXP(R) Variable     Objective: current income and growth of capital.     IDS Life, investment manager;
                Portfolio - Stock   Invests primarily in common stocks and securities    AEFC, investment adviser.
                Fund                convertible into common stock.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FSA             AXP(R) Variable     Objective: capital appreciation. Invests primarily   IDS Life, investment manager;
                Portfolio -         in equity securities of growth companies.            AEFC, investment adviser.
                Strategy
                Aggressive Fund
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FAC             AIM V.I. Capital    Objective: growth of capital. Invests principally    A I M Advisors, Inc.
                Appreciation        in common stocks of companies likely to benefit
                Fund, Series II     from new or innovative products, services or
                Shares              processes as well as those with above-average
                                    long-term growth and excellent prospects for
                                    future growth.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FAD             AIM V.I. Capital    Objective: long term growth of capital. Invests      A I M Advisors, Inc.
                Development Fund,   primarily in securities (including common stocks,
                Series II Shares    convertible securities and bonds)
                                    of small- and medium-sized companies.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FAB             Alliance VP         Objective: long-term growth of capital. Invests      Alliance Capital  Management,
                AllianceBernstein   primarily in a diversified portfolio of foreign      L.P.
                International       equity securities.
                Value Portfolio
                (Class B)
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FAL             Alliance VP         Objective: reasonable current income and             Alliance Capital  Management,
                Growth and Income   reasonable appreciation. Invests primarily in        L.P.
                Portfolio (Class B) dividend-paying common stocks of good quality.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FAI             American            Objective: long term capital growth. Invests         American Century Investment
                Century(R)  VP      primarily in stocks of growing foreign companies     Management, Inc.
                International,      in developed countries.
                                    Class II
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FAV             American            Objective: long-term capital growth, with income     American Century Investment
                Century(R)  VP      as a secondary objective. Invests primarily in       Management, Inc.
                Value, Class II     stocks of companies that management believes to be
                                    undervalued at the time of purchase.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FSB             Calvert Variable    Objective: income and capital growth. Invests        Calvert Asset Management
                Series, Inc.        primarily in stocks, bonds and money market          Company, Inc. (CAMCO),
                Social Balanced     instruments which offer income and capital growth    investment adviser. SSgA Funds
                Portfolio           opportunity and which satisfy the investment and     Management, Inc. and Brown
                                    social criteria.                                     Capital Management are the
                                                                                         investment subadvisers.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FCG             Evergreen VA        Objective: long-term capital growth. The fund        Evergreen Investment Management
                Capital Growth      seeks to achieve its goal by investing primarily     Company, LLC. Pilgrim Baxter
                Fund, Class L       in common stocks of large U.S. companies, which      Value Investors, Inc. is the
                Shares              the portfolio managers believe have  the potential   sub-investment adviser.
                                    for capital growth over the intermediate- and
                                    long-term.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FFG             Fidelity(R) VIP     Strategy: high total return through a combination    Fidelity Management & Research
                Growth & Income     of current income and capital appreciation.          Company (FMR), investment
                Portfolio Service   Normally invests a majority of assets in common      manager; FMR U.K. and FMR Far
                Class 2             stocks with a focus on those that pay current        East, sub-investment advisers.
                                    dividends and show potential for capital
                                    appreciation.
--------------- ------------------- ---------------------------------------------------- ---------------------------------

----------------------------------------------------------------------------
19  -- VUL IV/VUL IV-ES -- PROSPECTUS

--------------- ------------------- ---------------------------------------------------- ---------------------------------
FFM             Fidelity(R) VIP     Strategy: long-term growth of capital. Normally      FMR, investment manager;  FMR
                Mid Cap Portfolio   invests at least 80.00% of assets in companies       U.K. and FMR Far East,
                Service Class 2     with medium market capitalization common stocks.     sub-investment advisers.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FFO             Fidelity(R) VIP     Strategy: long-term growth of capital. Invests       FMR, investment manager;  FMR
                Overseas            primarily in common stocks of foreign securities.    U.K., FMR Far East,  Fidelity
                Portfolio Service                                                        International Investment
                Class 2                                                                  Advisors (FIIA) and FIIA U.K.,
                                                                                         sub-investment advisers.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FRE             FTVIPT Franklin     Objective: capital appreciation with a secondary     Franklin Advisers, Inc.
                Real Estate Fund    goal to earn current income. Invests at least
                - Class 2           80.00% of its net assets in investments of
                                    companies operating in the real estate
                                    industry. The Fund invests primarily in
                                    equity real estate investment trusts
                                    (REITs).
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FSV             FTVIPT Franklin     Objective: long-term total return. Invests at        Franklin Advisory Services, LLC
                Small Cap Value     least 80.00% of its net assets in investments of
                Securities Fund -   small capitalization companies. For this Fund,
                Class 2             small capitalization companies are those that have
                (previously         a market cap not exceeding $2.5 billion, at the
                FTVIPT Franklin     time of purchase. Invests primarily in equity
                Value Securities    securities of companies manager believes are
                Fund - Class 2)     selling substantially below the underlying value
                                    of their assets or their private market
                                    value.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FMS             FTVIPT Mutual       Objective: capital appreciation with income as a     Franklin Mutual Advisers, LLC
                Shares Securities   secondary goal. Invests primarily in equity
                Fund - Class 2      securities of companies that the manager believes
                                    are available at market prices less than
                                    their value based on certain recognized or
                                    objective criteria (intrinsic value).
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FUE             Goldman Sachs VIT   Objective: seeks long-term growth of capital and     Goldman Sachs Asset Management
                CORE(SM) U.S.       dividend income. Invests, under normal
                Equity Fund         circumstances, at least 90.00% of its total assets
                                    (not including securities lending
                                    collateral and any investment of that
                                    collateral) measured at time of purchase, in
                                    a broadly diversified portfolio of large-cap
                                    and blue chip equity investments
                                    representing all major sectors of the U.S.
                                    economy.
--------------- ------------------- ---------------------------------------------------- ---------------------------------

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20 -- VUL IV/VUL IV-ES -- PROSPECTUS

--------------- ------------------- ---------------------------------------------------- ---------------------------------
FMC             Goldman Sachs VIT   Objective: seeks long-term capital appreciation.     Goldman Sachs Asset Management
                Mid Cap Value       Invests, under normal circumstances, at least
                Fund                80.00% of its net assets plus any borrowing for
                                    investment purposes (measured at time of purchase)
                                    in a diversified portfolio of equity investments
                                    in mid-capitalization issuers within the range of
                                    the market capitalization of companies
                                    constituting the Russell Midcap Value index at the
                                    time of investment.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FID             INVESCO VIF -       Objective: long-term growth of capital. Invests      INVESCO Funds Group, Inc.
                Dynamics Fund       primarily in common stocks of mid-sized companies
                                    - companies included in the Russell Mid-Cap
                                    Growth Index at the time of purchase, or if
                                    not included in that Index, those with
                                    market capitalizations between $2.5 billion
                                    and $15 billion at the time of purchase. The
                                    Fund also has the flexibility to invest in
                                    other types of securities, including
                                    preferred stocks, convertible securities and
                                    bonds.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FFS             INVESCO VIF -       Objective: long-term growth of capital.              INVESCO Funds Group, Inc.
                Financial           Aggressively managed. Invests at least 80.00% of
                Services Fund       its assets in the equity securities and
                                    equity-related instruments of companies
                                    involved in the financial services sector.
                                    These companies include but are not limited
                                    to, banks, insurance companies, and
                                    investment and miscellaneous industries
                                    (asset managers, brokerage firms,
                                    government-sponsored agencies and suppliers
                                    to financial services companies).
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FTC             INVESCO VIF -       Objective: long-term growth of capital. The Fund     INVESCO Funds Group, Inc.
                Technology Fund     is aggressively managed. Invests at least 80.00%
                                    of its assets in equity securities and
                                    equity-related instruments of companies
                                    engaged in technology-related industries.
                                    These include, but are not limited to,
                                    applied technology, biotechnology,
                                    communications, computers, electronics,
                                    Internet, IT services and consulting,
                                    software, telecommunications equipment and
                                    services, IT infrastructure, and networking
                                    companies. Many of these products and
                                    services are subject to rapid obsolescence,
                                    which may lower the market value of
                                    securities of the companies in this sector.
--------------- ------------------- ---------------------------------------------------- ---------------------------------

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21  -- VUL IV/VUL IV-ES -- PROSPECTUS

--------------- ------------------- ---------------------------------------------------- ---------------------------------
FTL             INVESCO VIF -       Objective: long-term growth of capital. Current      INVESCO Funds Group, Inc.
                Telecommunications  income is a secondary objective. The Fund is
                Fund                aggressively managed. Invests at least 80.00% of
                                    its assets in equity securities and
                                    equity-related instruments, of companies
                                    involved in the design, development
                                    manufacture, distribution or sale of
                                    communications services and equipment, and
                                    companies that are involved in supplying
                                    equipment or services to such companies. The
                                    telecommunications sector includes companies
                                    that offer telephone services, wireless
                                    communications, satellite communications,
                                    television and movie programming,
                                    broadcasting and Internet access.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FGT             Janus Aspen         Objective: long-term growth of capital.              Janus Capital
                Series Global       Non-diversified mutual fund that invests, under
                Technology          normal circumstances, at least 80.00% of its net
                Portfolio:          assets in securities of companies that the
                Service Shares      portfolio manager believes will benefit
                                    significantly from advances or improvements in
                                    technology. It implements this policy by investing
                                    primarily in equity securities of U.S. and foreign
                                    companies selected for their growth potential.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FIG             Janus Aspen         Objective: long-term growth of capital. Invests,     Janus Capital
                Series              under normal circumstances, at least 80.00% of its
                International       net assets in securities of issuers from at least
                Growth Portfolio:   five different countries, excluding the United
                Service Shares      States. Although the Portfolio intends to invest
                                    substantially all of its assets in issuers
                                    located outside the United States, it may at
                                    times invest in U.S. issuers and it may at
                                    times invest all of its assets in fewer than
                                    five countries or even a single country.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FIP             Lazard Retirement   Objective: long-term capital appreciation. Invests   Lazard Asset Management
                International       primarily in equity securities, principally common
                Equity Portfolio    stocks of relatively large non-U.S. companies with
                                    market capitalizations in the range of the
                                    Morgan Stanley Capital International (MSCI)
                                    Europe, Australia and Far East (EAFE(R))
                                    Index that the Investment Manager believes
                                    are undervalued based on their earnings,
                                    cash flow or asset values.
--------------- ------------------- ---------------------------------------------------- ---------------------------------

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22 -- VUL IV/VUL IV-ES -- PROSPECTUS

--------------- ------------------- ---------------------------------------------------- ---------------------------------
FGW             MFS(R) Investors    Objective: long-term growth of capital and future    MFS Investment Management(R)
                Growth Stock        income. Invests at least 80.00% of its total
                Series - Service    assets in common stocks and related securities of
                Class               companies which MFS believes offer better than
                                    average prospects for long-term growth.
--------------- ------------------- ---------------------------------------------------- ---------------------------------

FDS             MFS(R) New          Objective: capital appreciation. Invests primarily   MFS Investment Management(R)
                Discovery Series    in equity securities of emerging growth companies.
                - Service Class
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FUT             MFS(R) Utilities    Objective: capital growth and current income.        MFS Investment Management(R)
                Series -  Service   Invests primarily in equity and debt securities
                Class               of domestic and foreign companies in the
                                    utilities industry.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FPE             Pioneer Equity      Objective: current income and long-term growth of    Pioneer Investment Management,
                Income VCT          capital from a portfolio consisting primarily of     Inc.
                Portfolio - Class   income producing equity securities of U.S.
                II Shares           corporations. Invests primarily in common stocks,
                                    preferred stocks and interests in real estate
                                    investment trusts (REITs). Normally, the portfolio
                                    invests at least 80.00% of its total assets in
                                    income producing equity securities. The remainder
                                    of the portfolio may be invested in debt
                                    securities, most of which are expected to be
                                    convertible into common stocks.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FEU             Pioneer Europe      Objective: long-term growth of capital. Invests      Pioneer Investment Management,
                VCT  Portfolio -    primarily in equity securities of European issuers   Inc.
                Class II Shares     including common stocks, preferred stocks, rights,
                                    depositary receipts, warrants and debt
                                    securities convertible into common stock.
                                    Normally, the portfolio invests 80.00% of
                                    its total assets in equity securities of
                                    European issuers. The portfolio may also
                                    purchase forward foreign currency contracts
                                    in connection with its investments.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FHS             Putnam VT Health    Objective: capital appreciation. The fund seeks      Putnam Investment  Management,
                Sciences Fund -     its goal by investing at least 80.00% of its net     LLC
                Class IB Shares     assets in common stocks of U.S. companies in the
                                    health sciences industries, with a focus on growth
                                    stocks.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FPI             Putnam VT           Objective: capital appreciation. The fund seeks      Putnam Investment  Management,
                International       its goal by investing mainly in common stocks of     LLC
                Growth Fund -       companies outside the United States.
                Class IB Shares
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FVS             Putnam VT Vista     Objective: capital appreciation. The fund  seeks     Putnam Investment Management,
                Fund -  Class IB    its goal by investing mainly in common stocks of     LLC
                Shares              U.S. companies with a focus on  growth stocks.
--------------- ------------------- ---------------------------------------------------- ---------------------------------

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23  -- VUL IV/VUL IV-ES -- PROSPECTUS

--------------- ------------------- ---------------------------------------------------- ---------------------------------
FSO             Strong              Objective: seeks capital growth. Invests primarily   Strong Capital Management, Inc.
                Opportunity Fund    in common stocks of medium capitalization
                II - Advisor Class  companies that the Fund's managers believe are underpriced, yet have attractive growth prospects.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FIC             Wanger              Objective: long-term growth of capital. Invests      Liberty Wanger Asset
                International       primarily in stocks of small- and medium-size        Management, L.P.
                Small Cap           non-U.S. companies with capitalizations of less
                                    than $2 billion.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FSP             Wanger U.S.         Objective: long-term growth of capital. Invests      Liberty Wanger Asset
                Smaller Companies   primarily in stocks of small- and medium-size U.S.   Management, L.P.
                (previously         companies with capitalizations of less  than $5
                Wanger U.S. Small   billion.
                Cap)
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FAA             Wells Fargo VT      Objective: long-term total return, consistent with   Wells Fargo Funds Management,
                Asset Allocation    reasonable risk. Invests primarily in the            LLC, adviser; Wells Capital
                Fund                securities of various indexes to replicate the       Management Incorporated,
                                    total return of the index. We use an asset
                                    sub-adviser. allocation model to allocate
                                    and reallocate assets among common stocks
                                    (S&P 500 Index), U.S. Treasury bonds (Lehman
                                    Brothers 20+ Treasury Index) and money
                                    market instruments, operating from a target
                                    allocation of 60.00% stocks and 40.00%
                                    bonds.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FWI             Wells Fargo VT      Objective: total return with an emphasis on          Wells Fargo Funds Management,
                International       capital appreciation over the long-term. Invests     LLC, adviser; Wells Capital
                Equity Fund         primarily in equity securities of non-U.S.           Management Incorporated,
                                    companies. sub-adviser.
--------------- ------------------- ---------------------------------------------------- ---------------------------------
FWS             Wells Fargo VT      Objective: long-term capital appreciation. Invests   Wells Fargo Funds Management,
                Small Cap Growth    primarily in common stocks issued by companies       LLC, adviser; Wells Capital
                Fund                whose market capitalization falls within the range   Management Incorporated,
                                    of the Russell 2000 Index, which is considered a     sub-adviser.
                                    small capitalization index.
--------------- ------------------- ---------------------------------------------------- ---------------------------------

Please refer to the prospectuses for the funds for more information. These prospectuses are available by contacting us at the address or phone number on the first page of this prospectus.

A fund underlying your policy in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any retail mutual fund.

All funds are available to serve as the underlying investments for variable life insurance policies. Some funds also are available to serve as investment options for variable annuities and tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

----------------------------------------------------------------------------
24  -- VUL IV/VUL IV-ES -- PROSPECTUS

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, life insurance policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the fund prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

RELATIONSHIP BETWEEN FUNDS AND
SUBACCOUNTS

Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge to the extent necessary to make death benefit or other payments under the policy.

SUBSTITUTION OF INVESTMENTS

We may change the funds from which the subaccounts buy shares if the existing funds become unavailable, or, in our judgment, the funds are no longer suitable for the subaccounts. If these situations occur, we have the right to substitute the funds held in the subaccounts for other registered, open-end management investment companies as long as we believe it would be in the best interest of persons having voting rights under the policies.

In the event of any such substitution or change, we may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, we will not make any substitution or change without any necessary approval of the SEC or state insurance departments. We will notify owners within five days of any substitution or change.

VOTING RIGHTS

As a policy owner with investments in any subaccount, you may vote on important fund matters. We are the legal owner of all fund shares and therefore hold all voting rights. However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. We also will vote fund shares for which we have voting rights in the same proportion as those shares in that subaccount for which we receive instructions. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

The Fixed Account

You can allocate net premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers Between the Fixed Account and Subaccounts.") The fixed account is our general investment account. It includes all assets we own other than those in this variable account and other variable accounts. Subject to applicable law, we have sole discretion to decide how assets of the fixed account will be invested.

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, we guarantee that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4.00%, independent of the actual investment experience of the account. Keep in mind that this guarantee is based on our continued claims-paying ability. We are not obligated to credit interest at any rate higher than 4.00%, although we may do so at our sole discretion. Rates higher than 4.00% may change from time to time, at our discretion, and will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in effect for new and existing policies, product design, competition and our revenues and expenses. We will not credit interest in excess of 4.00% of any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered under the Investment Company Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.

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25  -- VUL IV/VUL IV-ES -- PROSPECTUS

Purchasing Your Policy

APPLICATION

To apply for coverage, complete an application and send it with your premium payment to IDS Life's home office. In your application, you:

o    select a specified amount of insurance;

o    select a death benefit option;

o    designate a beneficiary; and

o state how premiums are to be allocated among the fixed account and/or the subaccounts.

Insurability: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.

Age limit: We generally will not issue a policy where the proposed insured is over the insurance age of 85. We may, however, do so at our sole discretion.

Risk classification: The risk classification is based on the insured's health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See "Loads, Fees and Charges.")

Other conditions: In addition to proving insurability, you and the insured must also meet certain conditions, stated in the application form, before coverage will become effective and your policy will be delivered to you.

Incontestability: We will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the insured's lifetime for two years from the policy date, we cannot contest the truth of statements or representations in your application.

PREMIUMS

Payment of premiums: In applying for your policy, you decide how much you intend to pay and how often you will make payments. During the first several policy years until the policy value is sufficient to cover the surrender charge, we require that you pay the minimum initial premiums in effect in order to keep the policy in force.

You may schedule payments annually, semiannually or quarterly. (We must approve payment at any other interval.) We show this premium schedule in your policy. You may also pay premiums by bank authorization on a monthly or quarterly basis under our current company practice. We reserve the right to change this practice.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep an NLG in effect.

You may also change the amount and frequency of scheduled premium payments by written request. We reserve the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether an NLG remains in effect.

Premium limitations: You may make unscheduled premium payments at any time and in any amount of at least $25.00. We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the insured's attained insurance age 100.

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26  -- VUL IV/VUL IV-ES -- PROSPECTUS

Also, in order to receive favorable tax treatment under the Code, premiums you pay during the life of the policy must not exceed certain limitations. To comply with the Code, we can either refuse excess premiums as you pay them or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.

Allocation of premiums: Until the policy date, we hold all premiums in the fixed account and we credit interest on the net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the accounts you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.

Policy Value

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account.

We value your accounts as follows:

FIXED ACCOUNT

We value the amounts you allocated to the fixed account directly in dollars. The fixed account value equals:

     o the sum of your net premiums and transfer amounts (including loan transfers) allocated to the fixed account; plus

     o    interest credited; minus

     o the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out (including loan transfers); minus

     o any portion of the monthly deduction for the coming month that is allocated to the fixed account.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you allocate a net premium or transfer into one of the subaccounts, we credit a certain number of accumulation units to your policy for that subaccount. Conversely, each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a charge, we subtract a certain number of accumulation units from your policy.

The accumulation units are the true measure of investment value in each subaccount. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

Number of units: To calculate the number accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

We determine the net investment factor by:

     o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends, to obtain a current adjusted net asset value per share; then

     o    dividing that sum by the previous  adjusted net asset value per share;
          and

     o subtracting the percentage factor representing the mortality and expense risk fee from the result.

Factors that affect subaccount accumulation units: Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

o    additional net premiums allocated to the subaccounts;

o    transfers into or out of the subaccounts;

o    partial surrenders and partial surrender fees;

o    surrender charges; and/or

o    monthly deductions.

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27  -- VUL IV/VUL IV-ES -- PROSPECTUS

Accumulation unit values will fluctuate due to:

o    changes in underlying fund net asset value;

o    dividends distributed to the subaccounts;

o    capital gains or losses of underlying funds;

o    fund operating expenses; and/or

o    mortality and expense risk charges.

When valuations occur: We calculate all policy values allocated to subaccounts and all transactions under the policy on any day the New York Stock Exchange is open for regular trading (valuation date). These transactions include:

o    premium payments;

o    loan requests and repayments;

o    surrender requests; and

o    transfers.

Payments or requests we receive after 3:00 p.m. Central time on a valuation date will be valued as of the end of the next valuation date. Valuation dates do not occur when the New York Stock Exchange is closed as, for example, on Saturdays, Sundays and national holidays.

Keeping The Policy in Force

MINIMUM INITIAL PREMIUM PERIOD

To allow you to purchase the policy for the lowest premium possible, you may choose to pay only the minimum initial premium during the Minimum Initial Premium Period as long as the policy value minus indebtedness equals or exceeds the monthly deduction. The policy will not enter the grace period during the minimum initial period as shown in your policy under "Policy Data," if:

     o on a monthly date, the policy value minus indebtedness equals or exceeds the monthly deduction for the policy month following such monthly date; and

     o the sum of all premiums paid, minus any partial surrenders, and minus any indebtedness equals or exceeds the minimum initial premium, as shown in your policy under "Policy Data," times the number of months since the policy date, including the current month.

The minimum initial premium period is five years.

NO LAPSE GUARANTEES (NLG)

A feature of the policy guaranteeing the policy will remain in force even if the cash surrender value is insufficient to pay the monthly deduction. This feature is sometimes referred to as a death benefit guarantee. Each policy has the following two NLG options:

     No Lapse Guarantee to Age 70 (NLG-70): This option guarantees the policy will not lapse before the insured's attained insurance age 70 (or 10 years, if later).

     The NLG-70 will remain in effect as long as:

     o    the sum of premiums paid; minus

     o    partial surrenders; minus

     o    outstanding indebtedness; equals or exceeds

     o    the NLG-70 premiums due since the policy date.

     The NLG-70 premium is shown in the policy.

     If, on a monthly date, you have not paid enough premiums to keep the NLG-70 in effect, the NLG-70 will terminate. Your policy will also lapse if the cash surrender value is less than the amount needed to pay the monthly deduction and the minimum initial premium period is not in effect. The NLG-70 may be reinstated within two years of its termination if the policy is in force.

     No Lapse Guarantee to Age 100 (NLG-100):This option guarantees the policy will not lapse before the insured's attained insurance age 100.

     The NLG-100 will remain in effect as long as:

     o    the sum of premiums paid; minus

     o    partial surrenders; minus

     o    outstanding indebtedness; equals or exceeds

     o    the NLG-100 premiums due since the policy date.

     The NLG-100 premium is shown in the policy.

     If, on a monthly date, you have not paid enough premiums to keep the NLG-100 in effect, the NLG-100 will terminate. If you have paid the sufficient premiums, the NLG-70 will be in effect. If the NLG-70 and the NLG-100 are not in effect, your policy will lapse if the cash surrender value is less than the amount needed to pay the monthly deduction and the minimum initial premium period is not in effect. The NLG-100 may be reinstated within two years of its termination if the policy is in force.

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28  -- VUL IV/VUL IV-ES -- PROSPECTUS

GRACE PERIOD

If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction and neither of the NLGs nor the minimum initial premium period is in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will lapse.

We will mail a notice to your last known address requesting payment of the premium needed so that we can make the next three monthly deductions. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any balance to the policy value and allocate it in the same manner as other premium payments. If the insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.

REINSTATEMENT

Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, we will require:

o    a written request;

o    evidence satisfactory to us that the insured remains insurable;

o    payment of the premium we specify; and

o    payment or reinstatement of any indebtedness.

The effective date of a reinstated policy will be the monthly date on or next following the day we accept your application for reinstatement. The suicide period (See "Proceeds Payable Upon Death") will apply from the effective date of reinstatement (except in Georgia, Nebraska, Oklahoma, Pennsylvania, South Carolina, Tennessee, Utah and Virginia). Surrender charges will also be reinstated. An NLG cannot be reinstated.

EXCHANGE RIGHT

During the first two years after we issue the policy, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We automatically will credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against the five-transfers-per-year limit. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

There is no effect on the policy's death benefit, specified amount, net amount at risk, risk classification or issue age. Only the options available for allocating your policy value will be affected.

In Connecticut, during the first 18 months after the policy is issued, you have the right to exchange the policy for a policy of permanent fixed benefit life insurance we are then offering.

We will not require evidence of insurability. We will require that:

1.   this policy is in force; and

2.   your request is in writing; and

3.   you repay any existing indebtedness.

The new policy will have the same initial death benefit, policy date and issue age as this policy. The premium for the new policy will be based on our rates in effect on its policy date for the same class of risk as under this policy.

We will inform you of the premium for the new policy and any extra sum required or allowance to be made for a cash surrender value adjustment that takes appropriate account of the values under both this policy and the new policy. If the cash surrender value of this policy exceeds the cash surrender value of the new policy, the excess will be sent to you. If the cash surrender value of this policy is less than the cash surrender value of the new policy, you will be required to send us the shortage amount for this exchange to be completed.

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29  -- VUL IV/VUL IV-ES -- PROSPECTUS

Proceeds Payable Upon Death

We will pay a benefit to the beneficiary of the policy when the insured dies. The death benefit is effective on the policy date.

Option 1 (level amount): Under the Option 1 death benefit, if death is prior to the insured's attained insurance age 100, the death benefit is the greater of:

o    the specified amount minus any indebtedness; or

o a percentage of policy value minus any indebtedness. The percentage is designed to ensure that the policy meets the provisions of federal tax law which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

If death is on or after the insured's attained insurance age 100, the amount payable is the greater of:

o the policy value on the date of the insured's death minus any indebtedness on the date of the insured's death; or

o the policy value at the insured's attained insurance age 100 minus any indebtedness on the date of the insured's death.

Option 2 (variable amount): Under this option, if death is prior to the insured's attained insurance age 100, the policy value is added to the specified amount. The Option 2 death benefit is the greater of:

o    the policy value plus the
     specified amount; or

o the percentage of policy value minus any indebtedness described above on the date of the insured's death, if that death occurs on a valuation date, or on the next valuation date following the date of death.

Examples:                           Option 1               Option 2
Specified amount                   $100,000.00            $100,000.00
Policy value                       $ 5,000.00             $  5,000.00
Death benefit                      $100,000.00            $105,000.00
Policy value increases to          $ 8,000.00             $  8,000.00
Death benefit                      $100,000.00            $108,000.00
Policy value decreases to          $ 3,000.00             $  3,000.00
Death benefit                      $100,000.00            $103,000.00

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because our net amount at risk is generally lower. For this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.

Under both Option 1 and Option 2, if death is on or after the insured's attained insurance age 100, the amount payable is the greater of:

o the policy value on the date of the insured's death minus any indebtedness on the date of the insured's death; or

o the policy value at the insured's attained insurance age 100 minus any indebtedness on the date of the insured's death.

CHANGE IN DEATH BENEFIT OPTION

You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

If you change from Option 1 to Option 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting death benefit amount would fall below the minimum amount shown in the policy.

If you change from Option 2 to Option 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.




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30  -- VUL IV/VUL IV-ES -- PROSPECTUS

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following policy costs:

o Monthly deduction because the cost of insurance depends upon the specified amount.

o    Minimum initial premium.

o    Charges for certain optional insurance benefits.

The surrender charge will not be affected.

CHANGES IN SPECIFIED AMOUNT

Subject to certain limitations, you may make a written request to increase or decrease the specified amount at any time.

Increases: If you increase the specified amount, we may require additional evidence of insurability that is satisfactory to us. The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000.00 and we will not permit an increase after the insured's attained insurance age 85. We will have two years from the effective date of an increase in specified amount to contest the truth of statements or representations in the application for the increase in specified amount.

An increase in the specified amount will have the following effect on policy costs:

o Your monthly deduction will increase because the cost of insurance charge depends upon the specified amount.

o    Charges for certain optional insurance benefits may increase.

o    The minimum initial premium and the NLG premiums will increase.

o    The surrender charge will increase.

At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly anniversary. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless an NLG option or the minimum initial premium period is in effect.

Decreases: After the first policy year, you may decrease your specified amount. Any decrease in specified amount will take effect on the monthly anniversary on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than the minimum specified amount shown in the policy. If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements.

A decrease in the coverage cannot reduce the initial specified amount below the following amounts:

All Policy Years           Minimum Specified Amount
Year 1                     100.00% of the initial specified amount
Years 2-5                  75.00% of the initial specified amount
Years 6-10                 50.00% of the initial specified amount
Years 11-15                25.00% of the initial specified amount
Years 16+                  $1,000.00

A decrease in specified amount will affect your costs as follows:

o Your monthly deduction will decrease because the cost of insurance charge depends upon the specified amount.

o    Charges for certain optional insurance benefits may decrease.

o    The minimum initial premium and the NLG premiums will decrease.

o    The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

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31  -- VUL IV/VUL IV-ES -- PROSPECTUS

We will deduct decreases in the specified amount from the current specified amount in this order:

o    First from the portion due to the most recent increase;

o    Next from portions due to the next most recent increases successively; and

o    Then from the initial specified amount when the policy was issued.

This procedure may affect the cost of insurance if we have applied different risk classifications to the current specified amount. We will eliminate the risk classification applicable to the most recent increase in the specified amount first, then the risk classification applicable to the next most recent increase, and so on.

MISSTATEMENT OF AGE OR SEX

If the insured's age or sex has been misstated, the proceeds payable upon death will be:

o    the policy value on the date of death; plus

o the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

o    the amount of any outstanding indebtedness on the date of death.

SUICIDE

Suicide by the insured, whether sane or insane, within two years from the policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus any indebtedness and partial surrenders.

In Colorado and North Dakota, the suicide period is shortened to one year. In Missouri, we must prove that the insured intended to commit suicide at the time he or she applied for coverage. If the insured commits suicide while sane or insane within two years from the effective date of an increase in specified amount, the amount payable for the additional specified amount will be limited to the monthly deductions for the additional specified amount.

BENEFICIARY

Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you and your estate.

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32  -- VUL IV/VUL IV-ES -- PROSPECTUS

Transfers Between the Fixed Account and Subaccounts

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account.

RESTRICTIONS ON TRANSFERS

This policy is not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of any fund underlying the policy. These and similar activities may adversely affect a fund's ability to invest effectively in accordance with its investment objectives and policies, may increase expenses and may harm other policy owners who allocated premium payments to the fund regardless of their transfer activity. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not own this policy.

We monitor the frequency of transfers, including the size of transfers in relation to fund assets in each underlying fund, and we take appropriate action as necessary. In order to prevent market timing activities that may harm or disadvantage other policy owners, we may apply modifications or restrictions in any reasonable manner to prevent transfers. We may suspend transfer privileges at any time. We may also reject or restrict any specific payment or transfer request and impose specific limitations with respect to market timers, including restricting transfers by market timers to certain underlying funds. We may also apply other restrictions or modifications that could include, but not be limited to:

o    not accepting phone or electronic transfer requests;

o    requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one policy owner; or

o limiting the dollar amount that a policy owner may transfer at any one time.

We agree to provide notice of our intent to restrict transfer privileges to policy owners who have engaged in disruptive activity.

In addition, some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, we may not be in a position to effect certain allocations or transfers requested and may refuse such requests without prior notice. Subject to state law, we reserve the right to impose, without prior notice, restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

FIXED ACCOUNT TRANSFER POLICIES

o You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.

o If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

o If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

o We will not accept requests for transfers from the fixed account at any other time.

o If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange Right.")

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33  -- VUL IV/VUL IV-ES -- PROSPECTUS

MINIMUM TRANSFER AMOUNTS

From one subaccount to another subaccount or to the fixed account:

o For mail and phone transfers -- $250.00 or the entire subaccount balance, whichever is less.

o    For automated transfers -- $50.00.

From the fixed account to a subaccount:

o For mail and phone transfers -- $250.00 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.

o    For automated transfers -- $50.00.

MAXIMUM TRANSFER AMOUNTS

None.

MAXIMUM NUMBER OF TRANSFERS PER YEAR

You may make twelve automated transfers per policy year. In addition, you may make transfers by mail or by phone. However, we reserve the right to limit transfers by mail or phone to five per policy year. If, in the alternative, we allow more than five transfers by mail or phone, we reserve the right to charge a fee for more than five transfers per year by mail or phone.

AUTOMATED TRANSFERS

In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.

Automated transfer policies

o Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.

o You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.

o You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.

o If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

o If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.

o If the value of the account from which you are transferring policy value is less than the $50.00 minimum, we will stop the transfer arrangement automatically.

o The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

o If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

o Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.

o You may make twelve automated transfers per policy year. In addition, we reserve the right to limit mail and phone transfers to five per policy year and to charge a fee for more than five transfers per year by mail or phone.

AUTOMATED DOLLAR-COST AVERAGING

You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

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34  -- VUL IV/VUL IV-ES -- PROSPECTUS

This systematic approach can help you benefit from fluctuations in accumulation unit value caused by fluctuations in the market values of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

How dollar-cost averaging works
                                                                          Number
                                             Amount    Accumulation    of units
                                    Month   invested    unit value     purchased
By investing an equal number        Jan       $100         $20            5.00
of dollars each month ...           Feb        100          16            6.25
                                    Mar        100           9           11.11
you automatically buy               Apr        100           5           20.00
more units when the                 May        100           7           14.29
per unit market price is low ...    June       100          10           10.00
                                    July       100          15            6.67
and fewer units                     Aug        100          20            5.00
when the per unit                   Sept       100          17            5.88
market price is high.               Oct        100          12            8.33

You have paid an average price of only $10.81 per unit over the ten months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

You may make twelve automated transfers per policy year. In addition, we reserve the right to limit mail and phone transfers to five per policy year and to charge a fee for more than five transfers per year by mail or phone.

ASSET REBALANCING

Subject to availability, you can ask us in writing to allocate the variable subaccount portion of your policy value according to the percentages (in whole percentage amounts) that you choose. The policy value must be at least $2,000.00 at the time of the rebalance. Asset rebalancing does not apply to the fixed account. The period you select will start to run on the date we record your request. We automatically will rebalance the variable subaccount portion of your policy value either quarterly, semiannually, or annually. On the first valuation date of each of these periods, we automatically will rebalance your policy value so that the value in each subaccount matches your current subaccount percentage allocations. We rebalance by transferring policy value between subaccounts.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your policy value. You must allow 30 days for us to change any instructions that currently are in place. There is no charge for asset rebalancing. For more information on asset rebalancing, contact your sales representative.

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35  -- VUL IV/VUL IV-ES -- PROSPECTUS

Policy Loans

You may borrow against your policy by written or phone request. (See "Two Ways to Request a Transfer, Loan or Surrender" for address and phone numbers for your requests.) Generally, we will process your loan within seven days after we receive your request (for exceptions -- see "Deferral of Payments," under "Payment of Policy Proceeds"). We will mail loan payments to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

MINIMUM LOAN AMOUNTS

$500.00 ($200.00 for Connecticut residents) or the remaining loan value, whichever is less.

MAXIMUM LOAN  AMOUNTS

o In Texas, 100.00% of the policy value in the fixed account, minus a pro rata portion of surrender charges.

o    In Alabama, 100.00% of the policy value minus surrender charges.

o    In all other states, 90.00% of the policy value minus surrender charges.

o    For phone requests, the maximum loan amount is $50,000.00

The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.

ALLOCATION OF LOANS TO ACCOUNTS

Unless you specify otherwise, we will make the loan from the fixed account and the subaccounts in proportion to their values at the end of the valuation period during which we receive your request. When we make a loan from a subaccount, we redeem accumulation units and transfer the proceeds into the fixed account. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

REPAYMENTS

We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.00.

OVERDUE INTEREST

If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take that interest from the fixed account and/or subaccounts, using the monthly deduction allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the interest allocated, we will take all of the interest from all of the accounts in proportion to their value, minus indebtedness.

EFFECT OF POLICY LOANS

A policy loan, whether or not repaid, affects cash value over time because the loan amount is subtracted from the subaccounts and/or fixed account as collateral. The loan collateral does not participate in the investment performance of the subaccounts. The loan collateral earns interest at the minimum rate guaranteed in the fixed account. A loan reduces the policy surrender value. If the loan causes the cash surrender value to drop to zero, the policy will lapse. The death benefit is reduced by loan indebtedness. A loan may also cause an NLG to terminate.

Policy Surrenders

You may take a full or a partial surrender by written or phone request. (See "Two Ways to Request a Transfer, Loan or Surrender" for address and phone numbers for your requests.) We may require you to return your policy. Generally, we will process your payment within seven days (for exceptions -- see "Deferral of Payments" under "Payment of Policy Proceeds.") We will mail surrender payments to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

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36 -- VUL IV/VUL IV-ES -- PROSPECTUS

TOTAL SURRENDERS

If you surrender your policy, you receive its cash surrender value which is the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, Fees and Charges.") We will compute the value of each subaccount as of the end of the valuation period during which we receive your request.

PARTIAL SURRENDERS

After the first policy year, you may take a partial surrender of any amount from $500.00 up to 90.00% of the policy's cash surrender value. (Partial surrenders by phone are limited to $50,000.00.) The remaining policy value after a partial surrender cannot be less than $250.00. Unless you specify otherwise, we will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which we receive your request. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

Effect of partial surrenders

o A partial surrender will reduce the policy value by the amount of the partial surrender and the partial surrender charge. (See "Fee Tables" and "Loads, Fees and Charges.")

o A partial surrender will reduce the death benefit by the amount of the partial surrender and charge, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

o A partial surrender may terminate an NLG. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the NLG in effect.

o If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and charge. We will deduct this decrease from the current specified amount in this order:

   1. First from the specified amount provided by the most recent increase;

   2. Next from the next most recent increases successively;

   3. Then from the initial specified amount when the policy was issued.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. We will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See "Decreases" under "Proceeds Payable Upon Death.")

o If Option 2 is in effect, a partial surrender does not affect the specified amount.


TWO WAYS TO REQUEST A TRANSFER, LOAN OR SURRENDER

Provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer, loan or partial surrender.

1 By mail:

Regular mail:
IDS Life Insurance Company
70100 AXP Financial Center
Minneapolis, MN 55474

Express mail:
IDS Life Insurance Company
70200 AXP Financial Center
Minneapolis, MN 55474

2 By phone:

Call between 7 a.m. and 6 p.m. Central Time:
(800) 862-7919 (toll free)

TTY service for the hearing impaired:
(800) 258-8846 (toll free)

o We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

o We will honor any phone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and tape recording calls. As long as these procedures are followed, neither IDS Life nor its affiliates will be liable for any loss resulting from fraudulent requests.

o We make phone transfers, loans and partial surrenders available automatically. If you do not want phone transfers, loans and partial surrenders to be made from your account, please write and tell us.

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37  -- VUL IV/VUL IV-ES -- PROSPECTUS
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Payment of Policy Proceeds

We will pay policy proceeds when:

o    you surrender the policy; or

o    the insured dies.

We pay all proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into a checking account). We will compute the amount of the death benefit and pay it in a single sum unless you select one of the payment options below. We will pay interest at a rate not less than 4.00% per year (8.00% in Arkansas, 11.00% in Florida) on single sum death proceeds from the date of the insured's death to the settlement date (the date on which we pay proceeds in a lump sum or we first place them under a payment option).

PAYMENT OPTIONS

During the insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary may also select a payment option unless you say that he or she cannot.) You decide how much of the proceeds will be placed under each option (minimum:
$5,000.00). We will transfer any such amount to our general account. You may also make a written request to change a prior choice of payment option or, if we agree, to elect a payment option other than the three below. Unless we agree otherwise, we must make payments under all options to a natural person.

Option A -- Interest payments: We will pay interest on any proceeds placed under this option at a rate of 4.00% per year, compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100.00. At any time, you may withdraw all proceeds that remain or you may place them under a different payment option that we approve.

Option B -- Payments for a specified period: We will make fixed monthly payments for any number of years you specify. We will furnish monthly amounts for payment periods at your request, without charge.

Option C -- Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 5, 10 or 15 years. We will furnish settlement rates for any year, age, or any combination of year, age and sex at your request, without charge.

DEFFERAL OF PAYMENTS

We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

o the payments derive from a premium payment made by a check that has not cleared the banking system (we have not collected good payment);

o    the NYSE is closed (other than customary weekend and holiday closings);

o in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.

We may delay the payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3.00% for the period of postponement.

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38  -- VUL IV/VUL IV-ES -- PROSPECTUS

Federal Taxes

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as IDS Life's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as the IRS currently interprets them. Both the laws and their interpretation may change.

As with any financial product purchased, you should make the decision as to who the owner and the beneficiary will be after consultation with your tax and legal advisors. These decisions may significantly affect the amount due for income tax, gift tax and estate tax and also the your ownership rights to the policy.

The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. We reserve the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

Diversification and Investment Contro;: The IRS has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

The U.S. Treasury and the IRS indicated they may provide additional guidance on investment control. This concerns how many subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the owner would be currently taxed on income earned within subaccount assets. We do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

IDS LIFE'S TAX STATUS

IDS Life is taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of IDS Life, although their operations are treated separately in accounting and financial statements. Investment income from the subaccounts is reinvested and becomes part of the subaccounts' value. This investment income, including realized capital gains, is not taxed to IDS Life, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance contracts or in our tax status as we currently understand it.

TAXATION OF POLICY PROCEEDS

Death benefit proceeds: The death benefit paid to the beneficiary is not considered part of the beneficiary's income and therefore is not subject to federal income taxes. When the proceeds are paid on or after the insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income.

Death benefit proceeds under Payment Option A: The death benefit proceeds are not subject to income tax, but payments of interest are.

Death benefit proceeds under Payment Options B and C: A portion of each payment will be taxed as ordinary income and a portion will be considered a return of the beneficiary's investment in the policy and will not be taxed. The beneficiary's investment in the policy is the death benefit proceeds applied to the payment option. All payments made after the investment in the policy is fully recovered will be subject to tax.

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39  -- VUL IV/VUL IV-ES -- PROSPECTUS

Pre-death proceeds: Part or all of any pre-death proceeds received through full surrender, lapse, partial surrender, policy loan or assignment of policy value, or payment options may be subject to federal income tax as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment contract (explained following the table). The taxable amount may also be subject to an additional 10.00% penalty tax if the policy is a modified endowment contract.

Source of proceeds                                      Taxable portion of pre-death proceeds
Full surrender:                                         Amount received plus any indebtedness, minus your investment in the policy.*

Lapse:                                                  Any outstanding indebtedness minus your investment in the
                                                        policy.*

Partial surrenders (modified endowment contracts):      Lesser of: The amount received or policy value minus your
                                                        investment in the policy.*

Policy loans and assignments (modified endowment        Lesser of: The amount of the loan/assignment or policy value
                                                        minus your contracts)   investment in the policy.*

Partial surrenders (not modified endowment contracts):  Generally, if the amount received is greater than your investment in the policy,* the amount in excess of your investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial surrender results in or is necessitated by a reduction in benefits.

Policy loans and assignments (not modified
endowment contracts):                                   None.**

Payment options:                                        Option A: Taxed as full surrender (and may be subject to
                                                        additional 10.00% penalty tax if modified endowment contract).
                                                        Interest taxed (and not subject to additional 10.00% penalty tax).

                                                        Options B and C:  Portion of each payment taxed and portion considered a return on investment in the policy* and not taxed.
                                                        Any outstanding indebtedness at the time the option is elected taxed as a partial surrender (and may be subject to additional
                                                        10.00% penalty tax if modified endowment contract).  Payments made after the investment in the policy* fully recovered taxed and subject to an additional 10.00% penalty tax.

  * Investment in the policy is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans.

 ** See "Lapse" under "Source of proceeds" above for explanation of tax treatment.

MODIFIED ENDOWMENT CONTRACTS

In 1988, Congress created a new class of life insurance policies called "Modified Endowment Contracts." The IRS taxes these policies differently from conventional life insurance contracts.

Your policy is a modified endowment contract if:

o    you apply for it or materially change it on or after June 21, 1988 and

o the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.

Also, any life insurance policy you receive in exchange for a modified endowment contract is itself a modified endowment contract.

We have procedures for monitoring whether your policy may become a modified endowment contract. We calculate modified endowment contract limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.

Increases in benefits: We recalculate limits when an increase is a "material change." Almost any increase you request, such as an increase in specified amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the "Proceeds Payable upon Death" section or an increase in policy value growth under Option 2, generally is not a material change. A policy becomes a modified endowment contract if premiums you pay in the early years following a material change exceed the recalculated limits.

----------------------------------------------------------------------------
40  -- VUL IV/VUL IV-ES -- PROSPECTUS

Reductions in benefits: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment contract limits. If the premiums you have already paid exceed the recalculated limits, the policy becomes a modified endowment contract with applicable tax implications even if you do not pay any further premiums.

Distributions affected: Modified endowment contract rules apply to distributions in the year the policy becomes a modified endowment contract and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment contract because the IRS presumes that you took a distribution in anticipation of that event.

Serial purchase of modified endowment contracts: The IRS treats all modified endowment contracts issued by the same insurer (or possibly affiliated companies of the insurer) to the same owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.

Penalty tax: If a policy is a modified endowment contract, the taxable portion of pre-death proceeds from a full surrender, maturity, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10.00% penalty tax unless:

o    the distribution occurs after the owner attains age 59 1/2;

o the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7) or

o the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

OTHER TAX CONSIDERATIONS

Interest paid on policy loans: If you use a policy loan for personal purposes, interest paid on the loan is not tax-deductible. Other rules apply if you use the loan for trade or business or investment purposes or if a business or corporation owns the policy from which the loan is taken.

Policy changes: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

Other taxes: Federal estate tax, state and local estate tax or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy proceeds also will depend on the circumstances.

Tax-deferred retirement plans: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. The policy will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is tax-deferred. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.

On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain payment options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program.

----------------------------------------------------------------------------
41  -- VUL IV/VUL IV-ES -- PROSPECTUS

LEGAL PROCEEDINGS [to be updated by amendment]

A number of lawsuits involving insurance sales practices, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts have been filed against life and health insurers in jurisdictions in which IDS Life and its affiliates do business. IDS Life and its affiliates, like other life and health insurers, are involved in such litigation. IDS Life was a named defendant in three class action lawsuits of this nature. On December 13, 1996, an action entitled Lesa Benacquisto and Daniel Benacquisto v. IDS Life Insurance Company and American Express Financial Corporation was commenced in Minnesota state court. A second action, entitled Arnold Mork, Isabella Mork, Ronald Melchert and Susan Melchert
v. IDS Life Insurance Company and American Express Financial Corporation was commenced in the same court on March 21, 1997. On October 13, 1998, an action entitled Richard W. and Elizabeth J. Thoresen v. American Express Financial Corporation, American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York was also commenced in Minnesota state court. These three class action lawsuits included allegations of improper insurance and annuity sales practices including improper replacement of existing annuity contracts and insurance policies, improper use of annuities to fund tax deferred contributory retirement plans, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts.

In January 2000, AEFC and its subsidiaries reached an agreement in principle to settle the three class action lawsuits described above. It is expected the settlement will provide $215 million of benefits to more than two million participants in exchange for a release by class members of all insurance and annuity market conduct claims dating back to 1985.

In August 2000, an action entitled Lesa Benacquisto, Daniel Benacquisto, Richard Thoresen, Elizabeth Thoresen, Arnold Mork, Isabella Mork, Ronald Melchert and Susan Melchert v. American Express Financial Corporation, American Express Financial Advisors, American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York was commenced in the United States District Court for the District of Minnesota. The complaint put at issue various alleged sales practices and misrepresentations and allegations of violations of federal laws.

In May 2001, the United States District Court for the District of Minnesota and the District Court, Fourth Judicial District for the State of Minnesota, Hennepin County entered orders approving the settlement as tentatively reached in January 2000. Appeals were filed in both federal and state court but subsequently dismissed by the parties filing the appeals. The orders approving the settlement were final as of September 24, 2001. Implementation of the settlement commenced October 15, 2001.

Numerous individuals opted out of the settlement described above and therefore did not release their claims against AEFC and its subsidiaries. Some of these class members who opted out were represented by counsel and presented separate claims. Most of their claims have been settled.

The outcome of any litigation or threatened litigation cannot be predicted with any certainty. However, in the aggregate, IDS Life does not consider any lawsuits in which it is named as a defendant to be material.

----------------------------------------------------------------------------
42  -- VUL IV/VUL IV-ES -- PROSPECTUS

Policy Illustrations

The following tables illustrate how policy values, cash surrender values and death benefits can change over time based on specific assumptions about investment returns, expenses, risk classification of the insured, death benefit, premiums, loans and partial surrenders. A change in any of the assumptions will change the illustrated results.

You may obtain illustrations like those shown below based on the particular characteristics of the person you want to insure by contacting us at the address or phone number on the first page of the prospectus.

UNDERSTANDING THE ILLUSTRATIONS

Rates of return: The illustrations uniformly assume gross rates of return 0.00%, 6.00% or 12.00% for each policy year. These gross rates of return do not reflect the deduction of charges and expenses of the funds.

Expenses:  The policy values
illustrated reflect the deduction of
the following expenses:

     o    Premium expense charges;

     o    Cost of insurance charges;

     o    Policy fees;

     o    Mortality and expense risk charges; and

     o    Annual operating expenses of the funds.

We show the impact of the cost of insurance charges, policy fees and the mortality and expense risk charges under two different scenarios:

     o    Current charges in all years illustrated; and

     o    Guaranteed charges in all years illustrated.

All charges reflected in the illustrated policy values below are described in detail in the sections entitled "Fee Table" and "Loads, Fees and Charges." These sections described where these charges differ between VUL IV and VUL IV - ES. These differences are reflected in the illustrated policy values. These sections also describe when the various charges are deducted. The illustrated policy values reflect the timing of these deductions. The illustrated policy values do not reflect charges for optional insurance benefits. Adding optional insurance benefits, which have charges (see, "Fee Tables") (other than the ABRTI and the AIB for which there is no charge) would result in additional charges which would reduce the illustrated policy values.

We show the impact of the annual operating expenses of the funds by using the arithmetic average of annual operating expenses (including management fees, 12b-1 fees and other expenses) of all funds listed in the Fee Table. The arithmetic average of all fund operating expenses used in the following illustrations is 1.08% of average daily net assets. Actual policy values would reflect the annual operating expenses of each fund in which policy values were invested and therefore may be higher or lower than those illustrated using the arithmetic average of all fund expenses.

Risk classification of the insured: The illustration assumes the insured is a male, age 35, in our preferred nonsmoker risk classification. Illustrated policy values would be lower if the assumed insured did not qualify as a nonsmoker risk.

Death benefit: The death benefit illustrated is Option 1, a level death benefit. If Option 2 were selected, illustrated policy values would be lower and the death benefit would be greater than what is illustrated.

Premiums: The illustrations for VUL IV assume that a premium of $900.00 is paid in full at the beginning of each policy year. The illustrations for VUL IV - ES assume that a premium of $9,000.00 is paid in full at the beginning of each policy year. Results would differ if:

     o    Premiums were not paid in full at the beginning of each year;

     o    Premium amounts paid were different.

Loans and partial surrender: The policy values illustrated assume no loans or partial surrenders are taken. If loans or partial surrenders were taken, illustrated policy values would be lower.

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43  -- VUL IV/VUL IV-ES -- PROSPECTUS

Taxes: The illustrations reflect the fact that we currently do not charge the subaccounts for federal income tax. If we take such a charge in the future, the funds will have to earn more than they do now in order to produce the death benefits and policy values illustrated.

At any time, upon written request by you, we will provide a projection of future death benefits and policy values. The projection will be based on assumptions to which we agree as to specified amounts, death benefit option and future premium payments.

VUL IV
----------------------------------------------------------------------------------------------------------------------------
Initial specified amount $100,000.00                  Male -- age 35                          Current costs assumed
Death benefit Option 1                             preferred nonsmoker                       Annual premium $900.00
----------------------------------------------------------------------------------------------------------------------------
           Premium
         accumulated          Death benefit              Policy value                     Cash surrender value
End of   with annual   assuming hypothetical gross   assuming hypothetical gross        assuming hypothetical gross
policy    interest     annual investment return of   annual investment return of        annual investment return of
year      at 5.00%    0.00%    6.00%      12.00%      0.00%     6.00%      12.00%      0.00%    6.00%      12.00%
----------------------------------------------------------------------------------------------------------------------------
   1    $    945   $100,000  $100,000  $  100,000    $  599   $   643   $      686    $    -  $     -    $        -
   2       1,937    100,000   100,000     100,000     1,188     1,312        1,443       287      411           542
   3       2,979    100,000   100,000     100,000     1,759     2,004        2,270       858    1,103         1,369
   4       4,073    100,000   100,000     100,000     2,312     2,716        3,173     1,411    1,815         2,272
   5       5,222    100,000   100,000     100,000     2,849     3,451        4,161     1,948    2,550         3,260

   6       6,428    100,000   100,000     100,000     3,367     4,209        5,242     2,647    3,488         4,521
   7       7,694    100,000   100,000     100,000     3,871     4,993        6,427     3,330    4,453         5,886
   8       9,024    100,000   100,000     100,000     4,354     5,799        7,721     3,994    5,438         7,361
   9      10,420    100,000   100,000     100,000     4,826     6,635        9,145     4,646    6,455         8,965
 10       11,886    100,000   100,000     100,000     5,281     7,499       10,707     5,281    7,499        10,707

 15       20,392    100,000   100,000     100,000     7,391    12,435       21,470     7,391   12,435        21,470
 20       31,247    100,000   100,000     100,000     8,783    18,037       38,816     8,783   18,037        38,816
 25       45,102    100,000   100,000     100,000     9,264    24,410       67,721     9,264   24,410        67,721
 30       62,785    100,000   100,000     141,589     8,422    31,458      116,056     8,422   31,458       116,056
 35       85,353    100,000   100,000     226,283     5,133    38,724      195,071     5,133   38,724       195,071

 40      114,156          -   100,000     347,190         -    45,470      324,477         -   45,470       324,477
 45      150,917          -   100,000     564,586         -    49,977      537,701         -   49,977       537,701
 50      197,834          -   100,000     925,313         -    47,487      881,250         -   47,487       881,250
 55      257,713          -   100,000   1,497,007         -    24,412    1,425,721         -   24,412     1,425,721

 60      334,137          -   100,000   2,338,107         -         -    2,314,957         -        -     2,314,957
 65      431,674          -   100,000   3,839,780         -         -    3,839,780         -        -     3,839,780
----------------------------------------------------------------------------------------------------------------------------

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44  -- VUL IV/VUL IV-ES -- PROSPECTUS

VUL IV - ES
----------------------------------------------------------------------------------------------------------------------------
Initial specified amount $1,000,000.00                Male -- age 35                          Current costs assumed
Death benefit Option 1                             preferred nonsmoker                     Annual premium $9,000.00
----------------------------------------------------------------------------------------------------------------------------
           Premium
         accumulated            Death benefit                 Policy value                       Cash surrender value
End of   with annual     assuming hypothetical gross      assuming hypothetical gross          assuming hypothetical gross
policy    interest       annual investment return of      annual investment return of          annual investment return of
year     at 5.00%    0.00%       6.00%       12.00%       0.00%      6.00%      12.00%     0.00%       6.00%       12.00%
----------------------------------------------------------------------------------------------------------------------------
   1 $    9,450  $1,000,000  $1,000,000  $ 1,000,000    $  7,324 $    7,803 $     8,282  $      -  $        -  $         -
   2     19,373   1,000,000   1,000,000    1,000,000      14,511     15,928      17,404     5,501       6,918        8,394
   3     29,791   1,000,000   1,000,000    1,000,000      21,506     24,330      27,390    12,496      15,320       18,380
   4     40,731   1,000,000   1,000,000    1,000,000      28,312     33,020      38,328    19,302      24,010       29,318
   5     52,217   1,000,000   1,000,000    1,000,000      34,935     42,012      50,316    25,925      33,002       41,306

   6     64,278   1,000,000   1,000,000    1,000,000      41,378     51,319      63,463    34,170      44,111       56,255
   7     76,942   1,000,000   1,000,000    1,000,000      47,645     60,956      77,888    42,239      55,550       72,482
   8     90,239   1,000,000   1,000,000    1,000,000      53,685     70,880      93,666    50,081      67,276       90,062
   9    104,201   1,000,000   1,000,000    1,000,000      59,587     81,190     111,022    57,785      79,388      109,220
  10    118,861   1,000,000   1,000,000    1,000,000      65,297     91,848     130,064    65,297      91,848      130,064

  15    203,917   1,000,000   1,000,000    1,000,000      93,088    154,444     263,547    93,088     154,444      263,547
  20    312,473   1,000,000   1,000,000    1,000,000     114,510    228,751     482,419   114,510     228,751      482,419
  25    451,021   1,000,000   1,000,000    1,138,940     128,158    317,846     849,955   128,158     317,846      849,955
  30    627,847   1,000,000   1,000,000    1,780,695     130,837    424,159   1,459,586   130,837     424,159    1,459,586
  35    853,527   1,000,000   1,000,000    2,855,724     113,701    549,815   2,461,831   113,701     549,815    2,461,831

  40  1,141,558   1,000,000   1,000,000    4,400,823      59,878    700,639   4,112,918    59,878     700,639    4,112,918
  45  1,509,166           -   1,000,000    7,189,834           -    893,899   6,847,461         -     893,899    6,847,461
  50  1,978,339           -   1,214,250   11,853,683           -  1,156,429  11,289,222         -   1,156,429   11,289,222
  55  2,577,134           -   1,543,765   19,316,345           -  1,470,252  18,396,519         -   1,470,252   18,396,519

  60  3,341,366           -   1,882,220   30,362,137           -  1,863,584  30,061,522         -   1,863,584   30,061,522
  65  4,316,741           -   2,396,112   50,078,359           -  2,396,112  50,078,359         -   2,396,112   50,078,359
----------------------------------------------------------------------------------------------------------------------------

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45  -- VUL IV/VUL IV-ES -- PROSPECTUS

VUL IV
----------------------------------------------------------------------------------------------------------------------------
Initial specified amount $100,000.00                  Male-- age 35                        Guaranteed costs assumed
Death benefit Option 1                             preferred nonsmoker                       Annual premium $900.00
----------------------------------------------------------------------------------------------------------------------------
           Premium
         accumulated          Death benefit              Policy value                      Cash surrender value
End of   with annual   assuming hypothetical gross   assuming hypothetical gross        assuming hypothetical gross
policy    interest     annual investment return of   annual investment return of        annual investment return of
year      at 5.00%    0.00%    6.00%      12.00%      0.00%     6.00%      12.00%      0.00%    6.00%      12.00%
----------------------------------------------------------------------------------------------------------------------------
 1    $      945   $100,000  $100,000  $  100,000    $  582   $   625   $      668    $   -   $     -    $        -
 2         1,937    100,000   100,000     100,000     1,144     1,266        1,394       243      365           493
 3         2,979    100,000   100,000     100,000     1,685     1,923        2,183       784    1,022         1,282
 4         4,073    100,000   100,000     100,000     2,201     2,593        3,036     1,300    1,692         2,135
 5         5,222    100,000   100,000     100,000     2,697     3,279        3,966     1,796    2,378         3,065

 6         6,428    100,000   100,000     100,000     3,167     3,977        4,972     2,446    3,256         4,251
 7         7,694    100,000   100,000     100,000     3,611     4,687        6,064     3,071    4,146         5,524
 8         9,024    100,000   100,000     100,000     4,031     5,410        7,251     3,671    5,049         6,891
 9        10,420    100,000   100,000     100,000     4,424     6,144        8,541     4,244    5,964         8,361
10        11,886    100,000   100,000     100,000     4,788     6,887        9,941     4,788    6,887         9,941

15        20,392    100,000   100,000     100,000     6,123    10,693       19,003     6,123   10,693        19,003
20        31,247    100,000   100,000     100,000     6,381    14,380       32,890     6,381   14,380        32,890
25        45,102    100,000   100,000     100,000     4,877    17,221       54,583     4,877   17,221        54,583
30        62,785    100,000   100,000     109,874       376    17,883       90,061       376   17,883        90,061
35        85,353          -   100,000     170,282         -    13,452      146,795         -   13,452       146,795

40       114,156          -         -     252,702         -         -      236,170         -        -       236,170
45       150,917          -         -     397,890         -         -      378,943         -        -       378,943
50       197,834          -         -     628,144         -         -      598,232         -        -       598,232
55       257,713          -         -     971,448         -         -      925,189         -        -       925,189

60       334,137          -         -   1,455,533         -         -    1,441,122         -        -     1,441,122
65       431,674          -         -   2,328,218         -         -    2,328,218         -        -     2,328,218
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
46  -- VUL IV/VUL IV-ES -- PROSPECTUS

VUL IV - ES
----------------------------------------------------------------------------------------------------------------------------
Initial specified amount $1,000,000.00                         Male-- age 35                      Guaranteed costs assumed
Death benefit Option 1                                      preferred nonsmoker                   Annual premium $9,000.00
----------------------------------------------------------------------------------------------------------------------------
           Premium
         accumulated            Death benefit                 Policy value                        Cash surrender value
End of   with annual     assuming hypothetical gross      assuming hypothetical gross          assuming hypothetical gross
policy    interest       annual investment return of      annual investment return of          annual investment return of
year      at 5.00%   0.00%       6.00%       12.00%       0.00%      6.00%      12.00%     0.00%       6.00%       12.00%
----------------------------------------------------------------------------------------------------------------------------
   1 $    9,450  $1,000,000  $1,000,000  $ 1,000,000     $ 6,619   $  7,074 $     7,531   $     -    $      -  $         -
   2     19,373   1,000,000   1,000,000    1,000,000      13,030     14,355      15,737     4,020       5,345        6,727
   3     29,791   1,000,000   1,000,000    1,000,000      19,209     21,823      24,660    10,199      12,813       15,650
   4     40,731   1,000,000   1,000,000    1,000,000      25,134     29,457      34,342    16,124      20,447       25,332

   5     52,217   1,000,000   1,000,000    1,000,000      30,838     37,297      44,897    21,828      28,287       35,887
   6     64,278   1,000,000   1,000,000    1,000,000      36,272     45,295      56,355    29,064      38,087       49,147
   7     76,942   1,000,000   1,000,000    1,000,000      41,440     53,461      68,815    36,034      48,055       63,409
   8     90,239   1,000,000   1,000,000    1,000,000      46,350     61,805      82,385    42,746      58,201       78,781
   9    104,201   1,000,000   1,000,000    1,000,000      50,979     70,308      97,155    49,177      68,506       95,353
  10    118,861   1,000,000   1,000,000    1,000,000      55,307     78,955     113,228    55,307      78,955      113,228

  15    203,917   1,000,000   1,000,000    1,000,000      71,983    124,002     218,034    71,983     124,002      218,034
  20    312,473   1,000,000   1,000,000    1,000,000      77,760    169,806     380,774    77,760     169,806      380,774
  25    451,021   1,000,000   1,000,000    1,000,000      66,003    210,132     639,147    66,003     210,132      639,147
  30    627,847   1,000,000   1,000,000    1,295,291      24,734    233,698   1,061,714    24,734     233,698    1,061,714
  35    853,527           -   1,000,000    2,002,844           -    216,119   1,726,590         -     216,119    1,726,590

  40  1,141,558           -   1,000,000    2,968,162           -    100,682   2,773,983         -     100,682    2,773,983
  45  1,509,166           -           -    4,669,570           -          -   4,447,209         -           -    4,447,209
  50  1,978,339           -           -    7,367,934           -          -   7,017,080         -           -    7,017,080
  55  2,577,134           -           -   11,391,031           -          -  10,848,601         -           -   10,848,601

  60  3,341,366           -           -   17,063,674           -          -  16,894,727         -           -   16,894,727
  65  4,316,741           -           -   27,290,744           -          -  27,290,744         -           -   27,290,744
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
47  -- VUL IV/VUL IV-ES -- PROSPECTUS

Key Terms

These terms can help you understand details about your policy.

Accumulation unit: An accounting unit used to calculate the policy value of the subaccounts prior to the insured's death.

Attained insurance age: The insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

Cash surrender value: Proceeds received if you surrender the policy in full, or the amount payable if the insured's death occurs on or after the insured has attained insurance age 100. The cash surrender value equals the policy value minus indebtedness and any applicable surrender charges.

Close of business: Closing time of the New York Stock Exchange, normally 3 p.m., Central time.

Code: The Internal Revenue Code of
1986, as amended.

Fixed account: The general investment account of IDS Life. The fixed account is made up of all of IDS Life's assets other than those held in any separate account.

Fixed account value: The portion of the policy value that you allocate to the fixed account, including indebtedness.

Funds: Mutual funds or portfolios, each with a different investment objective. (See "The Funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.

IDS Life: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.

Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

Insurance age: The insured's age, based upon his or her last birthday on the date of the application.

Insured: The person whose life is
insured by the policy.

Minimum initial premium: The premium required to keep the minimum initial premium period in effect. We show the minimum initial premium in your policy.

Minimum initial premium period: A period of time during the first five policy years when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.

Monthly date: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

Net amount at risk: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

Net premium: The premium paid minus the premium expense charge.

No lapse guarantee (NLG): A feature of the policy guaranteeing the policy will remain in force even if the cash surrender value is insufficient to pay the monthly deduction. Each policy has the following two no lapse guarantee options:

o No Lapse Guarantee To Age 70 (NLG-70) guarantees the policy will not lapse before insured's attained insurance age 70 (or 10 policy years, if later).

     NLG-70 premium: The premium required to keep the NLG-70 in effect. The NLG-70 premium is shown in your policy. It depends on the insured's insurance age, duration, sex (unless unisex rates are required by law), risk classification, optional insurance benefits added by rider and the initial specified amount.

o No Lapse Guarantee To Age 100 (NLG-100) guarantees the policy will not lapse before the insured's attained insurance age 100.

     NLG-100 premium: The premium required to keep the NLG-100 in effect. The NLG-100 premium is shown in your policy. It depends on the insured's insurance age, duration, sex (unless unisex rates are required by law), risk classification, optional insurance benefits added by rider and the initial specified amount.

----------------------------------------------------------------------------
48  -- VUL IV/VUL IV-ES -- PROSPECTUS

The feature is in effect if you meet certain premium requirements or unless indebtedness exceeds the policy value minus surrender charges. In addition to the two NLG's, see the discussion under "Minimum Initial Premium Payment Period" in the Key Terms above.

Owner: The entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.

Policy anniversary: The same day and month as the policy date each year the policy remains in force.

Policy date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

Policy value: The sum of the fixed account value plus the variable account value.

Proceeds: The amount payable under
the policy as follows:

o Upon death of the insured prior to the date the insured has attained insurance age 100, proceeds will be the death benefit in effect as of the date of the insured's death, minus any indebtedness.

o Upon death of the insured on or after the insured has attained insurance age 100, proceeds will be the greater of:

     -- the policy value on the date of the insured's death minus any indebtedness on the date of the insured's death; or

     -- the policy value at the insured's attained insurance age 100 minus any indebtedness on the date of the insured's death.

o    On surrender of the policy, the proceeds will be the cash surrender value.

Risk classification: A group of insureds that we expect will have similar mortality experience.

Scheduled premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.

Specified amount: An amount we use to determine the death benefit and the proceeds payable upon death of the insured prior to the insured's attained insurance age 100. We show the initial specified amount in your policy.

Subaccounts: One or more of the investment divisions of the variable account, each of which invests in a particular fund.

Surrender charge: A charge we assess against the policy value at the time of surrender, or if the policy lapses, during the first ten years of the policy and for ten years after an increase in coverage.

Valuation date: A normal business day, Monday through Friday, on which the New York Stock Exchange is open for regular trading. We set the value of each subaccount at the close of business on each valuation date.

Valuation period: The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.

Variable account: IDS Life Variable Life Separate Account consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.

Variable account value: The sum of the values that you allocate to the subaccounts of the variable account.

Financial Statements

You can find our audited financial statements and the audited financial statements of the subaccounts in the Statement of Additional Information (SAI).

Additional information about IDS Life Variable Life Separate Account (Registrant) is included in the SAI. The SAI and personal illustrations of death benefits, cash surrender values, and policy values are available, without charge, upon request. To request the SAI or a personal illustration, or for other inquiries about the policies, contact your sales representative or IDS Life Insurance Company at the phone number or address listed below. The SAI dated the same date as this prospectus, is incorporated by reference into this prospectus.

IDS Life Insurance Company
70100 AXP Financial Center
Minneapolis, MN 55474
Telephone: (800) 862-7919
Web site address: americanexpress.com

You may review and copy information about the Registrant, including the SAI, at the SEC's Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Registrant are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfor@sec.gov, or by writing to the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Investment Company Act File #811-4298

Statement of Additional Information
[Date]

American Express
Variable Universal Life IV
Variable Universal Life IV - Estate Series

INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

Issued by:          IDS Life Insurance Company (IDS Life)
                    70100 AXP Financial Center
                    Minneapolis, MN 55474
                    Phone: (800) 862-7919
                    Web site address: americanexpress.com

                    IDS Life Variable Life Separate Account

IDS Life Variable Life Separate Account is a separate account established and maintained by IDS Life Insurance Company (IDS Life).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained by writing or calling us at the address and phone number above.

Table of Contents

IDS Life

  Ownership
  State Regulation
  Reports
  Rating Agencies

Principal Underwriter

Distribution of the Policy

The Variable Account

Additional Information about the Operation of the Policies

  Additional Information on Payment Options

Performance Information

  Average Annual Total Return
  Rates of Return of the Funds
  Rates of Return of the Subaccounts
  Annualized Yield for a Subaccount
  Investing in a Money Market Fund
  Annualized Yield for a Subaccount
  Investing in an Income Fund

Independent Auditors

Financial Information

--------------------------------------------------------------------------------
2 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES

IDS Life

IDS Life is a stock life insurance company organized under the laws of the State of Minnesota in 1957. Our address is 70100 AXP Financial Center, Minneapolis, MN 55474.

We conduct a conventional life insurance business in the District of Columbia and all states except New York. A wholly owned subsidiary of IDS Life, IDS Life Insurance Company of New York, conducts a substantially identical business in New York.

We have been in the variable annuity business since 1968 and have sold a number of different variable annuity contracts and variable life insurance policies, utilizing other separate accounts, unit investment trusts and mutual funds.

OWNERSHIP
IDS Life is a wholly owned subsidiary of American Express Financial Corporation
(AEFC). AEFC, a Delaware corporation, is a wholly-owned subsidiary of American Express Company.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

Besides managing investments for all funds in the American Express(R) Funds, AEFC also manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life. Total assets under management as of the most recent fiscal year were more than $ billion.

STATE REGULATION
IDS Life is subject to the laws of Minnesota governing insurance companies and to regulation by the Minnesota Department of Commerce. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we operate. We file an annual statement in a prescribed form with Minnesota's Department of Commerce and in each state in which we do business. Our books and accounts are subject to review by the Minnesota Department of Commerce at all times and a full examination of its operations is conducted periodically.

REPORTS
At least once a year we will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

RATING AGENCIES
We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. This information does not relate to the management or performance of the subaccounts of the policy. This information relates only to our general account and reflects our ability to pay the benefits promised under the policy.

For detailed information on the agency rating given to IDS Life, contact your sales representative, or view our current ratings by visiting the agency Web sites directly at:

A.M. Best                www.ambest.com
Fitch                    www.fitchratings.com
Moody's                  www.moodys.com/insurance

A.M. Best -- Rates insurance companies for their financial strength.

Fitch (formerly Duff & Phelps) -- Rates insurance companies for their claims-paying ability.

Moody's -- Rates insurance companies for their financial strength.

PRINICIPAL UNDERWRITER
IDS Life serves as the principal underwriter of the policy, which it offers on a continuous basis. IDS Life is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (NASD). Representatives of IDS Life are licensed insurance and annuity agents and are registered with the NASD as representatives of IDS Life.

IDS Life currently pays underwriting commissions for its role as principal underwriter of all variable life insurance policies associated with this variable account. For the past three years, the aggregate dollar amount of underwriting commissions paid in its role as principal underwriter for the variable account has been: 200_: $_________; 200_: $__________; and ______:
$________. IDS Life retains no underwriting commission from the sale of the policy.

DISTRIBUTION OF THE POLICY
IDS Life is the sole distributor of the policy. We pay our representatives a commission of up to 95.00% of the initial target premium (annualized) for VUL IV in the first three years when the policy is sold, plus up to 3.50% of all premiums in excess of the target premium. For VUL IV - ES, the commission is up to 85.00% of the initial target premium (annualized) in the first three years, plus 2.50% of all premiums in excess of the target premium. Each year, we pay our representatives a service fee of .125% or less of the policy value, net of indebtedness.

The Variable Account

We established the variable account on Oct. 16, 1985, under Minnesota law. It is registered as a single unit investment trust under the Investment Company Act of 1940. This registration does not involve any SEC supervision of the variable account's management or investment practices or policies.

The variable account meets the definition of a separate account under federal securities laws. Other variable life insurance policies that are not described in this prospectus also invest in subaccounts of the variable account.

--------------------------------------------------------------------------------
3 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES

Additional Information about the Operation of the Policies

ADDITIONAL INFORMATION ON PAYMENT OPTIONS
Option B -- Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000.00 placed under this option:

           Payment period             Monthly payment per $1,000.00
               (years)                    placed under Option B
                 10                               $9.61
                 15                                6.87
                 20                                5.51
                 25                                4.71
                 30                                4.18

We will furnish monthly amounts for other payment periods at your request, without charge.

Option C -- Lifetime income: We will base the amount of each monthly payment per $1,000.00 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

               Life Income per $1,000.00 with payments guaranteed for
-------------------------------------------------------------------------------
Age         Beginning        5 years         10 years           15 years
payee       in year      Male   Female     Male   Female      Male     Female
 65        2005         $ 5.28   $4.68     $5.16   $4.63      $4.96     $4.54
           2010           5.19    4.61      5.08    4.57       4.90      4.49
           2015           5.11    4.55      5.01    4.51       4.84      4.43
           2020           5.03    4.49      4.94    4.45       4.78      4.39
           2025           4.95    4.43      4.87    4.40       4.73      4.34
           2030           4.88    4.38      4.81    4.35       4.68      4.30
 70        2005           6.15    5.37      5.88    5.26       5.49      5.07
           2010           6.03    5.28      5.79    5.18       5.42      5.00
           2015           5.92    5.19      5.70    5.10       5.36      4.94
           2020           5.81    5.10      5.61    5.03       5.30      4.88
           2025           5.71    5.03      5.53    4.96       5.24      4.83
           2030           5.61    4.95      5.45    4.89       5.18      4.77
 75        2005           7.30    6.36      6.74    6.09       6.01      5.67
           2010           7.14    6.23      6.63    5.99       5.95      5.60
           2015           6.99    6.10      6.52    5.89       5.90      5.54
           2020           6.84    5.99      6.42    5.79       5.84      5.47
           2025           6.71    5.88      6.32    5.71       5.78      5.41
           2030           6.58    5.78      6.23    5.62       5.73      5.35
 85        2005          10.68    9.65      8.52    8.14       6.73      6.64
           2010          10.45    9.41      8.44    8.04       6.72      6.62
           2015          10.22    9.19      8.36    7.93       6.70      6.59
           2020          10.00    8.98      8.27    7.83       6.68      6.57
           2025           9.79    8.78      8.19    7.74       6.67      6.54
           2030           9.60    8.59      8.11    7.64       6.65      6.52

The table above is based on the "1983 Individual Annuitant Mortality Table A" at 3.00% with 100.00% Projection Scale G. Settlement Rates for any year, age, or any combination of year, age and sex not shown above, will be calculated on the same basis as those rates shown in the table above. We will furnish such rates on request.

--------------------------------------------------------------------------------
4 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES

Performance Information

Performance information for the subaccounts may appear from time to time in advertisements or sales literature. The subaccounts may quote various performance figures to illustrate past performance. We base total return and current yield quotations (if applicable) on standardized methods of computing performance as required by the SEC. An explanation of the methods used to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN
We will express quotations of average annual total return for the subaccounts in terms of the average annual compounded rate of return of a hypothetical investment in the policy over a period of one, five and ten years (or, if less, up to the life of the subaccounts), calculated according to the following formula:

                        P(1 + T)(to the power of n) = ERV

where:  P    =  a hypothetical initial payment of $1,000.00
        T    =  average annual total return
        n    =  number of years
        ERV  =  Ending Redeemable Value of a hypothetical $1,000.00 payment made at the beginning of the period, at the end of the period (or fractional portion thereof)

Rates of Return of the Funds

In the following table are average annual rates of return based on the actual investment performance of the funds after deduction of applicable fund operating expenses (including the management fees, 12b-1 and other expenses) for the periods indicated assuming reinvestment of dividends and capital gains. These rates do not reflect charges that apply to the subaccounts or the policy and therefore do not illustrate how actual investment performance will affect policy benefits. If these charges were reflected, the illustrated rates of return would have been significantly lower. Past performance does not guarantee future results.

--------------------------------------------------------------------------------
5 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES

Average Annual Total Return for Period ending Dec. 31, 2002
                                                                                                                10 years or since
Fund                                                                             1 year     3 years   5 years      commencement
AXP(R) Variable Portfolio -
   Blue Chip Advantage Fund (9/99)(1)                                            %            %        %           %
   Bond Fund (10/81)(1)
   Capital Resource Fund (10/81)(1)
   Cash Management Fund (10/81)(1)
   (1.64% Simple, 1.65% Compound)(2)
   Diversified Equity Income Fund (9/99)(1)
   Emerging Markets Fund (5/00)(1)
   Equity Select Fund (5/01)(1)
   Extra Income Fund (5/96)(1)
   Federal Income Fund (9/99)(1)
   Global Bond Fund (5/96)(1)
   Growth Fund (9/99)(1)
   International Fund (1/92)(1)
   Managed Fund (4/86)(1)
   New Dimensions Fund(R) (5/96)(1)
   Partners Small Cap Value Fund (8/01)(1)
   S&P 500 Index Fund (5/00)(1)
   Small Cap Advantage Fund (9/99)(1)
   Stock Fund (8/01)(1)
   Strategy Aggressive Fund (1/92)(1)
AIM V.I.
   Capital Appreciation Fund, Series II Shares (5/93)(1),(4)
   Capital Development Fund, Series II Shares (5/98)(1),(4)
Alliance VP
   AllianceBernstein International Value Portfolio (Class B) (5/01)(1),(5)
   Growth and Income Portfolio (Class B) (1/91)(1),(6)
American Century(R) Variable Portfolios, Inc.
   VP International, Class II (5/94)(1),(7)
   VP Value, Class II (5/96)(1),(7)
Calvert Variable Series, Inc.
   Social Balanced Portfolio (9/86)(1)
Evergreen VA
   Capital Growth Fund - Class 2 Shares (3/98)(1),(8)
Fidelity(R) VIP
   Growth & Income Portfolio Service Class 2 (12/96)(1),(9)
   Mid Cap Portfolio Service Class 2 (12/98)(1),(9)
   Overseas Portfolio Service Class 2 (1/87)(1),(9)
FTVIPT
   Franklin Real Estate Fund - Class 2 (1/89)(1),(4),(10)
   Franklin Small Cap Value Securities Fund - Class 2 (5/98)(1),(10)
   (previously FTVIPT Franklin Value Securities Fund - Class 2)
   Mutual Shares Securities Fund - Class 2 (11/96)(1),(10)

--------------------------------------------------------------------------------
6 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES

Goldman Sachs VIT
   CORE(SM) U.S. Equity Fund (2/98)(1),(11)
   Mid Cap Value Fund (5/98)(1)
INVESCO VIF
   Dynamics Fund (8/97)(1)
   Financial Services Fund (9/99)(1)
   Technology Fund (5/97)(1)
   Telecommunications Fund (9/99)(1)
Janus Aspen Series
   Global Technology Portfolio: Service Shares (1/00)(1),(12)
   International Growth Portfolio: Service Shares (5/94)(1),(12),(13)
Lazard Retirement Series
   International Equity Portfolio (9/98)(1)
(MFS(R)
   Investors Growth Stock Series - Service Class (5/99)(1),(14)
   New Discovery Series - Service Class (5/98)(1),(14)
   Utilities Series - Service Class (1/95)(1),(14)
Pioneer VCT
   Pioneer Equity Income VCT Portfolio - Class II Shares (3/95)(1),(15) Pioneer Europe VCT Portfolio - Class II Shares (10/98)(1),(16)
Putnam Variable Trust
   Putnam VT Health Sciences Fund - Class IB Shares (4/98)(1),(17)
   Putnam VT International Growth Fund - Class IB Shares (1/97)(1),(17),(18) Putnam VT Vista Fund - Class IB Shares (1/97)(1),(17),(18)
Strong Funds
   Strong Opportunity Fund II - Advisor Class (5/92)(1),(19)
Wanger
   International Small Cap (5/95)(1)
   U.S. Smaller Companies (5/95)(1)
   (previously Wanger U.S. Small Cap)
Wells Fargo VT
   Asset Allocation Fund (4/94)(1),(20)
   International Equity Fund (7/00)(1)
   Small Cap Growth Fund (5/95)(1),(21)

--------------------------------------------------------------------------------
7 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES

RATES OF RETURN OF SUBACCOUNTS

This information reflects the performance of a hypothetical investment in a particular subaccount during a specified time period. We show actual performance from the date the subaccounts began in investing in the funds. We also show performance from the commencement date of the funds as if the subaccounts invested in them at that time, which, in some cases, they did not. Although we base performance figures on historical earnings, past performance does not guarantee future results.

Average annual rates of return in the following tables reflect all fund operating expenses and the mortality and expense risk charge. In the first table, the rates of return also reflect the 5.00% premium expense charge. In the second table the rates of return do not reflect the 5.00% premium expense charge. In both tables the rates of return do not reflect the surrender charge or monthly deduction. If these charges were reflected, the illustrated rates of return would have been lower.

--------------------------------------------------------------------------------
8 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES

Average Annual Total Return  Reflecting the 5.00% Premium Expense Charge For Period
Ending Dec. 31, 2002
                                                                    Performance since                   Performance since
                                                             commencement of the subaccount          commencement of the fund
                                                                                      Since                                 Since
Subaccount   Investing in                                  1 year 5 years 10 years commencement 1 year 5 years 10 years commencement
           AXP(R) Variable Portfolio -
FBC          Blue Chip Advantage Fund (5/00; 9/99)(1)        %       %       %      %           %        %       %         %
FBD          Bond Fund (5/00; 10/81)(1)
FCR          Capital Resource Fund (5/00; 10/81)(1)
FCM          Cash Management Fund (5/00; 10/81)(1)
FDE          Diversified Equity Income Fund (5/00; 9/99)(1)
FEM          Emerging Markets Fund (5/00; 5/00)(1)
FES          Equity Select Fund (5/02; 5/01)(1)
FEX          Extra Income Fund (5/00; 5/96)(1)
FFI          Federal Income Fund (5/00; 9/99)(1)
FGB          Global Bond Fund (5/00; 5/96)(1)
FGR          Growth Fund (5/00; 9/99)(1)
FIE          International Fund (5/00; 1/92)(1)
FMF          Managed Fund (5/00; 4/86)(1)
FND          New Dimensions Fund(R) (11/99; 5/96)(1)
FPS          Partners Small Cap Value Fund (5/02; 8/01)(1)
FIV          S&P 500 Index Fund (5/00; 5/00)(1)
FSM          Small Cap Advantage Fund (5/00; 9/99)(1)
FST          Stock Fund (5/02; 8/01)(1)
FSA          Strategy Aggressive Fund (5/00; 1/92)(1)
           AIM V.I.
FAC          Capital Appreciation Fund,
             Series II Shares (5/02; 5/93)(1),(4)
FAD          Capital Development Fund,
             Series II Shares (5/02; 5/98)(1),(4)
           Alliance VP
FAB          AllianceBernstein International Value Portfolio
             (Class B) (5/02; 5/01)(1),(5)
FAL          Growth and Income Portfolio
             (Class B) (5/02; 1/91)(1),(6)
           American Century(R) Variable Portfolios, Inc.
FAI          VP International, Class II (5/02; 5/94)(1),(7)
FAV          VP Value, Class II (5/02; 5/96)(1),(7)
           Calvert Variable Series, Inc.
FSB          Social Balanced Portfolio (5/00; 9/86)(1)
           Evergreen VA
FCG          Capital Growth Fund, Class L Shares
             (5/02; 3/98)(1),(8)
           Fidelity(R) VIP
FFG          Growth & Income Portfolio
             Service Class 2 (5/02; 12/96)(1),(9)
FFM          Mid Cap Portfolio Service Class 2
             (5/02; 12/98)(1),(9)

--------------------------------------------------------------------------------
9 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES

FFO          Overseas Portfolio Service Class 2
             (5/02; 1/87)(1),(9)
           FTVIPT
FRE          Franklin Real Estate Fund - Class 2
             (5/00; 1/89)(1),(10)
FSV          Franklin Small Cap Value Securities Fund -
             Class 2 (5/00; 5/98)(1),(10)
             (previously FTVIPT Franklin Value Securities
             Fund - Class 2)
FMS          Mutual Shares Securities Fund -
             Class 2 (5/02; 11/96)(1),(10)
           Goldman Sachs VIT
FUE          CORE(SM) U.S. Equity Fund (5/00; 2/98)(1),(11)
FMC          Mid Cap Value Fund (5/00; 5/98)(1)
           INVESCO VIF
FID          Dynamics Fund (5/02; 8/97)(1)
FFS          Financial Services Fund (5/02; 9/99)(1)
FTC          Technology Fund (5/02; 5/97)(1)
FTL          Telecommunications Fund (5/02; 9/99)(1)
           Janus Aspen Series
FGT          Global Technology Portfolio:
             Service Shares (5/00; 1/00)(1),(12)
FIG          International Growth Portfolio:
             Service Shares (5/00; 5/94)(1),(12),(13)
           Lazard Retirement Series
FIP          International Equity Portfolio (5/00; 9/98)(1)
           MFS(R)
FGW          Investors Growth Stock Series -
             Service Class (5/00; 5/99)(1),(14)
FDS          New Discovery Series -
             Service Class (5/00; 5/98)(1),(14)
FUT          Utilities Series - Service Class
             (5/02; 1/95)(1),(14)
           Pioneer VCT
FPE          Pioneer Equity Income VCT Portfolio -
             Class II Shares (5/02; 3/95)(1),(15)
FEU          Pioneer Europe VCT Portfolio -
             Class II Shares (5/02; 10/98)(1),(16)
           Putnam Variable Trust
FHS          Putnam VT Health Sciences Fund -
             Class IB Shares (5/02; 4/98)(1),(17)
FPI          Putnam VT International Growth
             Fund - Class IB Shares (5/02; 1/97)(1),(17),(18)
FVS          Putnam VT Vista Fund -
             Class IB Shares (5/00; 1/97)(1),(17),(18)

--------------------------------------------------------------------------------
10 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES

           Strong Funds
FSO          Strong Opportunity Fund II - Advisor Class
             (5/02; 5/92)(1),(19)
           Wanger
FIC          International Small Cap (5/00; 5/95)(1)
FSP          U.S. Smaller Companies (5/00; 5/95)(1)
             (previously Wanger U.S. Small Cap)
           Wells Fargo VT
FAA          Asset Allocation Fund (5/02; 4/94)(1),(20)
FWI          International Equity Fund (5/02; 7/00)(1)
FWS          Small Cap Growth Fund (5/02; 5/95)(1),(21)

--------------------------------------------------------------------------------
11 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES

Average Annual Total Return  Reflecting the 5.00% Premium Expense Charge For Period
Ending Dec. 31, 2002
                                                                    Performance since                   Performance since
                                                             commencement of the subaccount          commencement of the fund
                                                                                      Since                                 Since
Subaccount   Investing in                                  1 year 5 years 10 years commencement 1 year 5 years 10 years commencement
           AXP(R) Variable Portfolio -
FBC          Blue Chip Advantage Fund (5/00; 9/99)(1)        %       %       %      %           %        %       %         %
FBD          Bond Fund (5/00; 10/81)(1)
FCR          Capital Resource Fund (5/00; 10/81)(1)
FCM          Cash Management Fund (5/00; 10/81)(1)
FDE          Diversified Equity Income Fund (5/00; 9/99)(1)
FEM          Emerging Markets Fund (5/00; 5/00)(1)
FES          Equity Select Fund (5/02; 5/01)(1)
FEX          Extra Income Fund (5/00; 5/96)(1)
FFI          Federal Income Fund (5/00; 9/99)(1)
FGB          Global Bond Fund (5/00; 5/96)(1)
FGR          Growth Fund (5/00; 9/99)(1)
FIE          International Fund (5/00; 1/92)(1)
FMF          Managed Fund (5/00; 4/86)(1)
FND          New Dimensions Fund(R) (11/99; 5/96)(1)
FPS          Partners Small Cap Value Fund (5/02; 8/01)(1)
FIV          S&P 500 Index Fund (5/00; 5/00)(1)
FSM          Small Cap Advantage Fund (5/00; 9/99)(1)
FST          Stock Fund (5/02; 8/01)(1)
FSA          Strategy Aggressive Fund (5/00; 1/92)(1)
           AIM V.I.
FAC          Capital Appreciation Fund,
             Series II Shares (5/02; 5/93)(1),(4)
FAD          Capital Development Fund,
             Series II Shares (5/02; 5/98)(1),(4)
           Alliance VP
FAB          AllianceBernstein International Value Portfolio
             (Class B) (5/02; 5/01)(1),(5)
FAL          Growth and Income Portfolio
             (Class B) (5/02; 1/91)(1),(6)
           American Century(R) Variable Portfolios, Inc.
FAI          VP International, Class II (5/02; 5/94)(1),(7)
FAV          VP Value, Class II (5/02; 5/96)(1),(7)
           Calvert Variable Series, Inc.
FSB          Social Balanced Portfolio (5/00; 9/86)(1)
           Evergreen VA
FCG          Capital Growth Fund, Class L Shares
             (5/02; 3/98)(1),(8)
           Fidelity(R) VIP
FFG          Growth & Income Portfolio
             (Service Class 2) (5/02; 12/96)(1),(9)
FFM          Mid Cap Portfolio (Service Class 2)
             (5/02; 12/98)(1),(9)

--------------------------------------------------------------------------------
12 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES

FFO         Overseas Portfolio (Service Class 2)
            (5/02; 1/87)(1),(9)
          FTVIPT
FRE         Franklin Real Estate Fund - Class 2
            (5/00; 1/89)(1),(10)
FSV         Franklin Small Cap Value Securities Fund -
            Class 2 (5/00; 5/98)(1),(10)
            (previously FTVIPT Franklin Value Securities Fund - Class 2)
FMS         Mutual Shares Securities Fund -
            Class 2 (5/02; 11/96)(1),(10)
          Goldman Sachs VIT
FUE         CORE(SM) U.S. Equity Fund (5/00; 2/98)(1),(11)
FMC         Mid Cap Value Fund (5/00; 5/98)(1)
          INVESCO VIF
FID         Dynamics Fund (5/02; 8/97)(1)
FFS         Financial Services Fund (5/02; 9/99)(1)
FTC         Technology Fund (5/02; 5/97)(1)
FTL         Telecommunications Fund (5/02; 9/99)(1)
          Janus Aspen Series
FGT         Global Technology Portfolio:
            Service Shares (5/00; 1/00)(1),(12)
FIG         International Growth Portfolio:
            Service Shares (5/00; 5/94)(1),(12),(13)
          Lazard Retirement Series
FIP         International Equity Portfolio (5/00; 9/98)(1)
          MFS(R)
FGW         Investors Growth Stock Series -
            Service Class (5/00; 5/99)(1),(14)
            (previously MFS(R)Growth Series)
FDS         New Discovery Series -
            Service Class (5/00; 5/98)(1),(14)
FUT         Utilities Series - Service Class
            (5/02; 1/95)(1),(14)
          Pioneer VCT
FPE         Pioneer Equity Income VCT Portfolio -
            Class II Shares (5/02; 3/95)(1),(15)
FEU         Pioneer Europe VCT Portfolio -
            Class II Shares (5/02; 10/98)(1),(16)
          Putnam Variable Trust
FHS         Putnam VT Health Sciences Fund -
            Class IB Shares (5/02; 4/98)(1),(17)
FPI         Putnam VT International Growth
            Fund - Class IB Shares (5/02; 1/97)(1),(17),(18)
FVS         Putnam VT Vista Fund -
            Class IB Shares (5/00; 1/97)(1),(17),(18)

--------------------------------------------------------------------------------
13 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES

           Strong Funds
FSO          Strong Opportunity Fund II - Advisor Class
             (5/02; 5/92)(1),(19)
           Wanger
FIC          International Small Cap (5/00; 5/95)(1)
FSP          U.S. Smaller Companies (5/00; 5/95)(1)
             (previously Wanger U.S. Small Cap)
           Wells Fargo VT
FAA          Asset Allocation Fund (5/02; 4/94)(1),(20)
FWI          International Equity Fund (5/02; 7/00)(1)
FWS          Small Cap Growth Fund (5/02; 5/95)(1),(21)

--------------------------------------------------------------------------------
14 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES

ANNUALIZED YIELD FOR A SUBACCOUNT INVESTING IN A MONEY MARKET FUND
Annualized Simple Yield
For a subaccount investing in a money market fund, we base quotations of simple yield on:

(a) the change in the value of a hypothetical subaccount (exclusive of capital changes and income other than investment income) at the beginning of a particular seven-day period;

(b) less a pro rata share of the subaccount expenses accrued over the period;

(c) dividing this difference by the value of the subaccount at the beginning of the period to obtain the base period return; and

(d) multiplying the base period return by 365/7.

The subaccount's value includes:

o    any declared dividends,

o the value of any shares purchased with dividends paid during the period, and

o    any dividends declared for such shares.

It does not include:

o    the effect of any applicable surrender charge, or

o    any realized or unrealized gains or losses.

Annualized Compound Yield
We calculate compound yield using the base period return described above, which we then compound according to the following formula:

Compound Yield = [(Base Period Return + 1)(to the power of 365/7)] - 1

You must consider (when comparing an investment in subaccounts investing in money market funds with a fixed account) that fixed accounts often provide an agreed-to or guaranteed yield for a stated period of time, whereas the subaccount's yield fluctuates. In comparing the yield of the subaccount to a money market fund, you should consider the different services that the policy provides.

Annualized Yield Based on the Seven-Day Period Ending Dec. 31, 2002

Subaccount  Investing in:                                       Simple yield            Compound yield
FCM         AXP(R) Variable Portfolio - Cash Management Fund         %                         %


ANNUALIZED YIELD FOR A SUBACCOUNT INVESTING IN AN INCOME FUND
For the subaccounts investing in income funds, we base quotations of yield on all investment income earned during a particular 30-day period, less expenses accrued during the period (net investment income) and compute it by dividing net investment income per accumulation unit by the value of an accumulation unit on the last day of the period, according to the following formula:

         YIELD = 2[(a - b + 1)6 - 1]
                 -------------------
                           cd

where:

     a  =  dividends  and  investment  income  earned  during  the  period

     b  = expenses accrued for the period (net of reimbursements)

     c = the average daily number of accumulation units outstanding during the period that were entitled to receive dividends

     d = the maximum offering price per accumulation unit on the last day of the period

The subaccount earns yield from the increase in the net asset value of shares of the fund in which it invests and from dividends declared and paid by the fund, which are automatically invested in shares of the fund.

Annualized Yield Based on the 30-Day Period Ended Dec. 31, 2002

Subaccount        Investing in:                                     Yield

FBD               AXP(R) Variable Portfolio - Bond Fund               __%
FEX               AXP(R) Variable Portfolio - Extra Income Fund       __
FFI               AXP(R) Variable Portfolio - Federal Income Fund     __
FGB               AXP(R) Variable Portfolio - Global Bond Fund        __

The yield on the subaccount's accumulation unit may fluctuate daily and does not provide a basis for determining future yields.

Independent rating or statistical services or publishers or publications such as those listed below may quote subaccount performance, compare it to rankings, yields or returns, or use it in variable life insurance illustrations they publish or prepare.

The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

Independent Auditors

The financial statements appearing in this SAI have been audited by Ernst & Young LLP (1400 Pillsbury Center, 220 South Sixth Street, Minneapolis, MN 55402) independent auditors, as stated in their report appearing herein.

IDS Life pays additional commissions if an increase in coverage occurs.

--------------------------------------------------------------------------------
15 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES

Financial Information

Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of IDS Life Insurance Company at Dec. 31, 200_ and 200_, and for each of the three years in the period ended Dec. 31, 200_, and the individual financial statements of the segregated asset subaccounts of the IDS Life Variable Life Separate Account - American Express Variable Universal Life IV/American Express Variable Universal Life IV - Estate Series at Dec. 31, 200_, and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the SAI in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

[Updated Financial Information to be Provided on Amendment]
--------------------------------------------------------------------------------
16 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV - ESTATE SERIES

                            PART C: OTHER INFORMATION

Item 27. Exhibits - Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.

(a)(1) Resolution of Board of Directors of IDS Life Insurance Company establishing the Trust, adopted May 9, 1985, filed as Exhibit 1(a) to Post-Effective Amendment No. 12, File No. 33-11165 is incorporated herein by reference.

(a)(2) Resolution of Board of Directors of IDS Life Insurance Company reconstituting the Trust, adopted October 16, 1985, filed electronically as Exhibit 1(b) to Post-Effective Amendment No. 12, File No. 33-11165 is incorporated herein by reference.

(a)(3) Board Resolution for establishment of 41 subaccounts dated April 25, 2000 filed electronically as Exhibit 8(a) to Registrant's Post-Effective Amendment No. 1, File No. 333-69777 and is incorporated herein by reference.

(a)(4) Board Resolution for establishment of subaccount FND, to invest in shares of AXP(SM) Variable Portfolio - New Dimensions Fund dated October 29, 1999 filed electronically as Exhibit 8(b) to Registrant's Post-Effective Amendment No. 1 File No. 333-69777 and is incorporated herein by reference.

(b)      Not applicable.

(c)(1) Form of Division of Vice President's Employment Agreement dated November 1991, filed electronically as Exhibit 3(b)(1) to Post Effective Amendment No. 13, File No. 33-11165 is incorporated herein by reference.

(c)(2) Form of District Manager's Rider to IDS Life Insurance Company, Personal Financial Planner's Agreement dated November 1986, filed electronically as Exhibit 3(b)2 to Post-Effective Amendment No. 33-11165 is incorporated herein by reference.

(c)(3) Form of Personal Financial Planner's Agreement dated November 1986, filed electronically as Exhibit 3(b)(3) to Post Effective No. 13, File No. 33-11165 is incorporated herein by reference.

(d)(1) Flexible Premium Variable Life Insurance Policy (SPVL) filed with the Original Registration Statement (File No. 33-11165) on or about December 31, 1986 is incorporated herein by reference.

(d)(2) Flexible Premium Variable Life Insurance Policy (VUL-3) filed electronically as Exhibit 1.A. (5)(b) to Registrant's Form S-6 with Pre-Effective Amendment No. 1 (File No. 333-69777) is incorporated herein by reference.

(d)(3) Copy of Endorsement to the Flexible Premium Variable Life Insurance Policy (VUL IV/VUL IV - ES) filed electronically as Exhibit 1.A. (5)(c) to Registrant's Form S-6 with Post-Effective Amendment No. 5 (File No. 333-69777) on or about October 4, 2002 is herein incorporated by reference.

(d)(4)   Copy of Based Insured Rider (Term Insurance) filed electronically as
         Exhibit 1.A. (12) to Registrant's Form S-6 with Post-Effective Amendment No. 5 (File No. 333-69777) on or about October 4, 2002 is herein incorporated by reference.

(e)(1) Form of Application for the Flexible Premium Variable Life Insurance Policy filed electronically as Exhibit 1.A. (10) to Registrant's Form S-6, Pre-Effective Amendment No. 1, File No. 333-69777 is incorporated herein by reference.

(f)(1) Certificate of Incorporation of IDS Life Insurance Company, dated July 23, 1957, filed electronically as Exhibit 1.A. (6)(a) to Post-Effective Amendment No. 12, File No. 33-11165 and is incorporated herein by reference.

(f)(2) Amended By-Laws of IDS Life Insurance Company, filed electronically to Post-Effective Amendment No. 12, File No. 33-11165 and is incorporated herein by reference.

(h)(1) Copy of Participation Agreement between IDS Life Insurance Company and AIM Variable Insurance Funds, Inc. and AIM Distributors, Inc., dated March 4, 1996, filed electronically as Exhibit 8.4 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.

(h)(2) Copy of Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and IDS Life Insurance Company on behalf of itself and its Separate Accounts, dated Oct. 7, 1996, filed electronically as Exhibit 8.1(b) to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(3) Copy of Participation Agreement between IDS Life Insurance Company and TCI Portfolios, Inc., dated April 24, 1996, filed electronically as
         Exhibit 8.5 to Post-Effective Amendment No. 2 to Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(4) Copy of Participation Agreement by and among Calvert Variable Series, Inc. and Calvert Asset Management Co. and Calvert Distributors Inc. and IDS Life Insurance Company on behalf of itself and its Separate Accounts, dated April 14, 2000, filed electronically as Exhibit 8.7 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(5) Copy of Participation Agreement between IDS Life Insurance Company and Warburg Pincus Trust and Warburg Pincus Counsellors, Inc. and Counsellors Securities Inc., dated March 1, 1996, filed electronically as Exhibit 8.3 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.

(h)(6) Copy of Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and IDS Life Insurance Company, dated September 1, 1999, filed electronically as Exhibit 8.8(a) to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(7) Copy of Participation Agreement among Variable Insurance Products Fund III, Fidelity Distributors Corporation and IDS Life Insurance Company, dated September 1, 1999, filed electronically as Exhibit 8.8(a) to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(8) Copy of Participation Agreement between IDS Life Insurance Company and Templeton Variable Products Series Fund and Franklin Templeton Distributors, Inc., dated March 1, 1996, filed electronically as
         Exhibit 8.2 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.

(h)(9) Copy of Participation Agreement by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and IDS Life Insurance Company, dated September 1, 1999, filed electronically as Exhibit 8.3 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(10) Copy of Participation Agreement between Janus Aspen Series and IDS Life Insurance Company, dated April 21, 2000, filed electronically as
         Exhibit 8.10 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(11) Copy of Participation Agreement by and among IDS Life Insurance Company, Lazard Retirement Series, Inc., dated Sept.1, 1999, filed electronically as Exhibit 8.11 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(12) Copy of Participation Agreement among MFS Variable Insurance Trust, IDS Life Insurance Company and Massachusetts Financial Services Company, dated March 1, 2000, filed electronically as Exhibit 8.12 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(13) Copy of Participation Agreement between IDS Life Insurance Company and Putnam Capital Manager Trust and Putnam Mutual Funds Corp., dated March 1, 1996, filed electronically as Exhibit 8.1 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.

(h)(14) Copy of Participation Agreement by and among IDS Life Insurance Company and Putnam Capital Manager Trust and Putnam Mutual Funds Corp., dated October 7, 1996, filed electronically as Exhibit 8.12(c) to Post-Effective Amendment No. 3 to Registration Statement No. 333-69777 is incorporated herein by reference.

(h)(15) Copy of Participation Agreement by and among Royce Capital Fund and Royce & Associates, Inc. and IDS Life Insurance Company, dated September 1, 1999, filed electronically as Exhibit 8.5 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(16) Copy of Participation Agreement by and among Wanger Advisors Trust and Liberty Wanger Asset Management, L.P. and IDS Life Insurance Company, dated August 30, 1999, filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 10 to Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(17) Copy of Participation Agreement among IDS Life Insurance Company, American Express Financial Advisors Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc., dated March 1, 2002, filed electronically as Exhibit 8.15 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-83456 filed on or about May 28, 2002 is incorporated herein by reference.

(i)      Not applicable

(j)      Not applicable

(k)(1)   Consent and Opinion of Counsel is filed electronically herewith.

(l)      Actuarial Consent and Opinion of Mark Gorham, F.S.A., M.A.A.A.,
         Vice President, Insurance Product Development is filed electronically herewith.

(m)      Calculations of Illustrations are filed electronically herewith.

(o)(1)   Not applicable.

(p)(1)   Not applicable.

(q)(1) IDS Life Insurance Company's Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies filed electronically as Exhibit 1.A. (11) to Registrant's Form S-6 with Pre-Effective Amendment No. 1, File No. 333-69777.

(r)(1)   Power of Attorney to sign amendments to this Registration Statement
         dated  April  9,  2002  filed   electronically   as  Exhibit  7(c)  to
         Post-Effective Amendment No. 3 to Registration Statement No. 333-69777 is incorporated herein by reference.

(r)(2) Power of Attorney to sign amendments to this Registration Statement dated September 11, 2002 filed electronically as Exhibit 7(b) to Post-Effective Amendment No. 5 to Registration Statement No. 333-69777 is incorporated herein by reference.


Item 28. Directors and Officers of the Depositor (IDS Life Insurance Company)

Name                    Principal Business Address*    Position and Offices with Depositor
------------------------------------------------------ ----------------------------------------

Gumer C. Alvero                                        Director and Executive Vice President
                                                       - Annuities

Timothy V. Bechtold                                    Director and President


Barbara H. Fraser                                      Director, Chairman of the Board
                                                       and Chief Executive Officer

Lorraine R. Hart                                       Vice President, Investments


Stephen M. Lobo                                        Vice President, Treasurer and
                                                       Assistant Secretary

Eric L. Marhoun                                        Vice President, Assistant General
                                                       Counsel and Assistant Secretary

Timothy S. Meehan                                      Secretary


Mary Ellyn Minenko                                     Vice President, Assistant General
                                                       Counsel and Assistant Secretary

Barry J. Murphy                                        Director


Teresa J. Rasmussen                                    Vice President, General Counsel
                                                       and Assistant Secretary

Stephen W. Roszell                                     Director


Bridget Sperl                                          Executive Vice President - Client
                                                       Service

John T. Sweeney                                        Director and Executive Vice President - Finance


Philip C. Wentzel                                      Vice President and Controller

* Unless otherwise noted, the business address is 70100 AXP Financial Center, Minneapolis, MN 55474.

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant

The following list includes the names of major subsidiaries of American Express.

                                                                                        Jurisdiction of
Name of Subsidiary                                                                      Incorporation

I. Travel Related Services
     American Express Travel Related Services Company, Inc.                             New York

II. International Banking Services

     American Express Bank Ltd.                                                         Connecticut

III. Companies engaged in Financial Services

     Advisory Capital Income, LLC                                                       Minnesota
     Advisory Capital Partners LLC                                                      Minnesota
     Advisory Capital Strategies Group Inc.                                             Minnesota
     Advisory Select LLC                                                                Delaware
     American Centurion Life Assurance Company                                          New York
     American Enterprise Investment Services Inc.                                       Minnesota
     American Enterprise Life Insurance Company                                         Indiana
     American Enterprise REO 1, LLC                                                     Minnesota
     American Express Asset Management Group Inc.                                       Minnesota
     American Express Asset Management International Inc.                               Minnesota
     American Express Asset Management International (Japan) Ltd.                       Japan
     American Express Asset Management Ltd.                                             England
     American Express Certificate Company                                               Delaware
     American Express Client Service Corporation                                        Minnesota
     American Express Corporation                                                       Delaware
     American Express Company                                                           New York
     American Express Financial Advisors Inc.                                           Delaware
     American Express Financial Advisors Japan Inc.                                     Delaware
     American Express Financial Corporation                                             Delaware
     American Express Insurance Agency of Alabama Inc.                                  Alabama
     American Express Insurance Agency of Arizona Inc.                                  Arizona
     American Express Insurance Agency of Idaho Inc.                                    Idaho
     American Express Insurance Agency of Maryland Inc.                                 Maryland
     American Express Insurance Agency of Massachusetts Inc.                            Massachusetts
     American Express Insurance Agency of Nevada Inc.                                   Nevada
     American Express Insurance Agency of New Mexico Inc.                               New Mexico
     American Express Insurance Agency of Oklahoma Inc.                                 Oklahoma
     American Express Insurance Agency of Texas Inc.                                    Texas
     American Express Insurance Agency of Wyoming Inc.                                  Wyoming
     American Express Personal Trust Services, FSB                                      Federal
     American Express Property Casualty Insurance Agency of Kentucky Inc.               Kentucky
     American Express Property Casualty Insurance Agency of Maryland Inc.               Maryland
     American Express Property Casualty Insurance Agency of Mississippi Inc.            Mississippi
     American Express Property Casualty Insurance Agency of Pennsylvania Inc.           Pennsylvania
     American Express Property Casualty Insurance Agency of Wisconsin Inc.              Wisconsin
     American Express Service Corporation                                               Delaware
     American Express Travel Related Services, Inc.                                     New York
     American Express Trust Company                                                     Minnesota
     American Partners Life Insurance Company                                           Arizona
     AMEX Assurance Company                                                             Illinois
     IDS Cable Corporation                                                              Minnesota
     IDS Cable II Corporation                                                           Minnesota
     IDS Capital Holdings Inc.                                                          Minnesota
     IDS Futures Brokerage Group                                                        Minnesota
     IDS Futures Corporation                                                            Minnesota
     IDS Insurance Agency of Utah Inc.                                                  Utah
     IDS Life Insurance Company                                                         Minnesota
     IDS Life Insurance Company of New York                                             New York
     IDS Management Corporation                                                         Minnesota
     IDS Partnership Services Corporation                                               Minnesota
     IDS Property Casualty Insurance Company                                            Wisconsin
     IDS Realty Corporation                                                             Minnesota
     Kenwood Capital Management LLC                                                     Delaware
     Northwinds Marketing Group, LLC                                                    Delaware

Item 30. Indemnification

The By-laws of IDS Life Insurance Company provides that:

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that he is or was a Manager of Variable Annuity Fund A and B, director, officer, employee or agent of this Corporation, or is or was serving at the direction of the Corporation as a Manager of Variable Annuity Funds A and B, director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended, provided that this Article shall not indemnify or protect any such Manager of Variable Annuity Funds A and B, director officer, employee or agent against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties or by reason of his reckless disregard of his obligations and duties.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31  Principal Underwriter (IDS Life Insurance Company)

(a) IDS Life is the principal underwriter, depositor, sponsor or investment adviser for IDS Life Variable Annuity Fund A, IDS Life Variable Annuity Fund B, IDS Life Series Fund, Inc., AXP Variable Portfolio - Income Series, Inc., AXP Variable Portfolio - Investment Series, Inc., AXP Variable Portfolio - Managed Series, Inc., AXP Variable Portfolio - Money Market Series, Inc., AXP Variable Portfolio - Partners Series, Inc., IDS Life Account MGA, IDS Life Account SBS, IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ and TZ, IDS Life Variable Account 10, IDS Life Variable Life Separate Account and IDS Life Variable Account for Smith Barney.

(b)  As to each director, officer, or partner of the principal underwriter:

     Name and Principal Business Address*  Position and Offices with Underwriter
     ------------------------------------  -------------------------------------
     Gumer C. Alvero                       Director and Executive
                                           Vice President - Annuities

     Timothy V. Bechtold                   Director and President

     Barbara H. Fraser                     Director, Chairman of the Board
                                           and Chief Executive Officer

     Lorraine R. Hart                      Vice President, Investments

     Stephen M. Lobo                       Vice President, Treasurer and
                                           Assistant Secretary

     Eric L. Marhoun                       Vice President, Assistant General
                                           Counsel and Assistant Secretary

     Timothy S. Meehan                     Secretary

     Mary Ellyn Minenko                    Vice President, Assistant General
                                           Counsel and Assistant Secretary

     Barry J. Murphy                       Director

     Teresa J. Rasmussen                   Vice President, General Counsel
                                           and Assistant Secretary

     Stephen W. Roszell                    Director

     Bridget Sperl                         Executive Vice President - Client
                                           Service

     John T. Sweeney                       Director and Executive
                                           Vice President - Finance

     Philip C. Wentzel                     Vice President and Controller


* Unless otherwise noted, the business address is 70100 AXP Financial Center, Minneapolis, MN 55474.

Item 32. Location of Accounts and Records

The accounts and records of the Registrant are located at the offices of the Depositor (IDS Life Insurance Company) at 70100 AXP Financial Center Minneapolis, Minnesota 55474.

Item 33. Management Services

Not Applicable.

Item 34. Fee Representation

The Depositor represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, IDS Life Insurance Company, on behalf of the Registrant, has duly caused this Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota on the 23rd day of December, 2002.

                     IDS Life Variable Life Separate Account
                                  (Registrant)

                         By: IDS Life Insurance Company
                                   (Depositor)

                         By: /s/ Timothy V. Bechtold*
                             -------------------------
                                 Timothy V. Bechtold, Director and President
                                      (Name of Officer of the Depositor)


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 23rd day of December, 2002.

Signature                               Title

/s/ Gumer C. Alvero*                    Director and Executive
    ---------------                     Vice President - Annuities
    Gumer C. Alvero

/s/ Timothy V. Bechtold*                Director and President
    -------------------
    Timothy V. Bechtold

/s/ Beth H. Fraser**                    Chief Executive Officer and
    ---------------                     Chairman of the Board
    Beth H. Fraser

/s/ Barry J. Murphy*                    Director
    ---------------
    Barry J. Murphy

/s/ Teresa J. Rasmussen*                Vice President and General Counsel
    -------------------
    Teresa J. Rasmussen

/s/ Stephen W. Roszell*                 Director
    ------------------
    Stephen W. Roszell

/s/ John T. Sweeny*                     Director and Executive
    --------------                      Vice President - Finance
    John T. Sweeny

/s/ Philip C. Wentzel*                  Vice President and Controller
    -----------------
    Philip C. Wentzel

/s/ David L. Yowan*                     Vice President, Treasurer and
    --------------
    David L. Yowan                      Assistant Secretary

 * Signed  pursuant to Power of Attorney dated April 9, 2002 as Exhibit 1.A.
   (12) to Registrant's Post-Effective Amendment No. 5 on Form S-6 (333-69777) is herein incorporated by reference.

** Signed pursuant to Power of Attorney dated September 11, 2002 filed electronically as Exhibit 8(b) to Registrant's Post-Effective Amendment No. 5 on Form S-6 (333-69777) is herein incorporated by reference:


By:


/s/ Mary Ellyn Minenko
-----------------------
    Mary Ellyn Minenko
    Counsel